UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04186

JOHN HANCOCK INCOME SECURITIES TRUST

(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116 (Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE

TREASURER

200 BERKELEY STREET

BOSTON, MA 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

Date of fiscal year end: October 31

Date of reporting period: October 31, 2025

ITEM 1. REPORT TO STOCKHOLDERS.

Annual report
John Hancock
Income Securities Trust
Closed-end fixed income
Ticker: JHS
October 31, 2025

John Hancock
Income Securities Trust

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Fund’s investments
38	Financial statements
42	Financial highlights
43	Notes to financial statements
51	Report of independent registered public accounting firm
52	Tax information
53	Investment objective, principal investment strategies, and principal risks
56	Additional information
58	Evaluation of advisory and subadvisory agreements by the Board of Trustees
64	Trustees and Officers
69	More information
1	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to generate a high level of current income consistent with prudent investment risk.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2025 (%)

The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets. The fund changed its index from Bloomberg U.S. Government/Credit Index to Bloomberg U.S. Aggregate Bond Index to align with index changes across the fund complex.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds advanced
Signs of a slowdown in the labor market and renewed interest rate cuts by the U.S. Federal Reserve contributed to a rally in the U.S. bond market.
High-yield corporate bonds led the way
High-yield corporate bonds delivered the best returns, along with mortgage-backed securities.
The fund posted a solid gain
The fund delivered a positive return in terms of both net asset value and market price, led by significant positions in government agency residential mortgage-backed securities and investment-grade corporate bonds.
PORTFOLIO COMPOSITION AS OF 10/31/2025 (% of total investments)

QUALITY COMPOSITION AS OF 10/31/2025 (% of total investments)

3	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 10-31-25 and do not reflect subsequent downgrades or upgrades, if any.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	4

Management’s discussion of fund performance
How did the U.S. bond market perform for the 12 months ended October 31, 2025?
U.S. bonds posted solidly positive returns for the 12-month period despite periods of heightened volatility. The most significant factor affecting bond market performance in the first half of the period was the implementation of wide-ranging U.S. tariffs targeting many of the country’s trading partners. Although U.S. trade policies shifted to varying degrees throughout the remainder of the period, the tariffs generally remained in place. During the latter half of the period, a significant slowdown in the labor market led the U.S. Federal Reserve (Fed) to lower short-term interest rates in both September and October. The Fed acted despite persistently elevated inflation, which reached 3% for the 12-month period.
For the 12-month period, short- and intermediate-term bond yields declined, reflecting the Fed rate cuts, while long-term bond yields moved higher amid concerns about tariff-related inflationary pressures. On a sector basis, high-yield corporate bonds and residential mortgage-backed securities posted the best returns.
How did the fund perform?
The fund produced solid gains in both net asset value and market price. The general decline in bond yields, which led to higher bond prices, contributed positively to fund performance, and these gains were amplified by the fund’s leverage. In addition, the fund’s holdings of government agency residential mortgage-backed securities and investment-grade corporate bonds, which together comprised approximately two-thirds of the portfolio on average during the period, contributed significantly to the fund’s overall performance. A small but notable position in high-yield corporate bonds also added value during the period.
Given the broadly positive market environment, there were very few elements of the portfolio that detracted from performance. A small position in sovereign government emerging markets debt detracted fractionally from overall performance, as did corporate bonds issued by specialty chemicals producer
5	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Braskem Netherlands BV and luxury department store company Saks Global Enterprises LLC.
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	6

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2025

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	5-year	10-Year
At Net asset value	8.40	0.19	3.33	0.95	38.70
At Market price	6.82	-0.68	3.46	-3.34	40.53
Bloomberg U.S. Aggregate Bond Index	6.16	-0.24	1.90	-1.17	20.71
Bloomberg U.S. Government/Credit Index	5.75	-0.38	2.05	-1.88	22.45
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or when shares need to be sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
7	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Income Securities Trust for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
The fund changed its broad-based securities market index from Bloomberg U.S. Government/Credit Index to Bloomberg U.S. Aggregate Bond Index to align with index changes across the fund complex.
The  Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
The Bloomberg U.S. Government/Credit Index tracks the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	8

Fund’s investments
AS OF 10-31-25
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 65.3% (40.0% of Total investments)				$94,677,506
(Cost $94,540,488)
U.S. Government 7.0%				10,190,173
U.S. Treasury
Bond	1.625	11-15-50	537,000	291,952
Bond	3.375	11-15-48	412,000	334,219
Bond	4.625	11-15-44	816,000	815,012
Bond (A)(B)	4.750	05-15-55	3,918,000	3,969,424
Bond	4.875	08-15-45	656,000	675,680
Note	3.375	09-15-28	255,000	253,446
Note	3.500	10-15-28	55,000	54,850
Note (A)(B)	3.625	09-30-30	34,000	33,873
Note (B)	3.750	04-15-26	205,000	204,924
Note	3.875	03-31-27	1,152,000	1,155,375
Note	3.875	09-30-32	94,000	93,941
Note	4.250	03-15-27	102,000	102,789
Note	4.250	06-30-29	943,000	962,449
Note	4.250	08-15-35	961,000	973,013
Note (B)	4.375	08-15-26	268,000	269,226
U.S. Government Agency 58.3%				84,487,333
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru (B)	4.500	01-01-38	1,307,174	1,310,778
30 Yr Pass Thru (B)	3.500	07-01-46	298,026	281,232
30 Yr Pass Thru (B)	3.500	10-01-46	260,532	242,594
30 Yr Pass Thru (B)	3.500	12-01-46	112,194	105,802
30 Yr Pass Thru (B)	3.500	02-01-47	643,987	606,892
30 Yr Pass Thru (B)	3.500	11-01-48	1,180,610	1,112,236
30 Yr Pass Thru (B)	4.000	05-01-52	698,070	671,366
30 Yr Pass Thru (B)	4.500	07-01-52	207,344	204,101
30 Yr Pass Thru (B)	4.500	07-01-52	1,708,786	1,682,055
30 Yr Pass Thru (B)	4.500	08-01-52	115,952	114,210
30 Yr Pass Thru (B)	4.500	08-01-52	590,849	581,606
30 Yr Pass Thru (B)	4.500	08-01-52	497,582	489,798
30 Yr Pass Thru (B)	4.500	09-01-52	315,495	310,461
30 Yr Pass Thru (B)	4.500	09-01-52	352,994	347,693
30 Yr Pass Thru (B)	4.500	09-01-52	2,972,751	2,927,176
30 Yr Pass Thru (B)	4.500	02-01-54	291,824	287,168
30 Yr Pass Thru (B)	5.000	07-01-52	879,984	886,061
30 Yr Pass Thru (B)	5.000	07-01-52	788,422	794,360
30 Yr Pass Thru (B)	5.000	08-01-52	728,045	727,681
30 Yr Pass Thru (B)	5.000	08-01-52	593,886	596,317
30 Yr Pass Thru (B)	5.000	10-01-52	692,656	697,006
9	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru (B)	5.000	11-01-52	1,489,307	$1,504,246
30 Yr Pass Thru	5.000	12-01-52	905,916	907,925
30 Yr Pass Thru (B)	5.000	02-01-53	340,819	341,895
30 Yr Pass Thru (B)	5.000	02-01-53	1,325,945	1,334,273
30 Yr Pass Thru (B)	5.000	04-01-53	564,182	567,902
30 Yr Pass Thru (B)	5.000	05-01-53	1,274,858	1,278,961
30 Yr Pass Thru (B)	5.000	12-01-54	333,213	334,681
30 Yr Pass Thru (B)	5.500	09-01-52	851,629	872,113
30 Yr Pass Thru (B)	5.500	11-01-52	1,623,520	1,662,571
30 Yr Pass Thru (B)	5.500	11-01-52	1,764,199	1,802,775
30 Yr Pass Thru (B)	5.500	02-01-53	765,560	784,453
30 Yr Pass Thru (B)	5.500	02-01-53	796,166	813,077
30 Yr Pass Thru (B)	5.500	03-01-53	638,080	653,228
30 Yr Pass Thru (B)	5.500	04-01-53	706,398	723,831
30 Yr Pass Thru (B)	5.500	04-01-53	488,310	495,325
30 Yr Pass Thru (B)	5.500	06-01-53	844,865	860,646
30 Yr Pass Thru (B)	5.500	06-01-53	794,012	812,863
30 Yr Pass Thru (B)	5.500	06-01-53	622,699	636,665
30 Yr Pass Thru (B)	5.500	07-01-53	872,130	889,538
30 Yr Pass Thru (B)	5.500	07-01-53	651,574	663,623
30 Yr Pass Thru (B)	5.500	07-01-53	648,151	661,310
30 Yr Pass Thru (B)	5.500	07-01-53	546,309	557,059
30 Yr Pass Thru (B)	5.500	12-01-53	498,162	507,280
30 Yr Pass Thru (B)	5.500	04-01-54	668,687	680,550
30 Yr Pass Thru (B)	5.500	08-01-54	639,451	655,145
30 Yr Pass Thru (B)	5.500	02-01-55	407,467	415,613
30 Yr Pass Thru (B)	5.500	03-01-55	652,331	665,086
30 Yr Pass Thru (B)	6.000	04-01-53	730,820	756,455
30 Yr Pass Thru (B)	6.000	05-01-53	631,158	653,297
30 Yr Pass Thru (B)	6.000	08-01-53	588,200	609,935
30 Yr Pass Thru (B)	6.000	09-01-53	798,800	826,570
30 Yr Pass Thru (B)	6.000	10-01-53	528,870	544,901
30 Yr Pass Thru (B)	6.000	11-01-53	580,035	597,662
30 Yr Pass Thru (B)	6.000	11-01-53	598,403	618,066
30 Yr Pass Thru (B)	6.000	03-01-54	564,118	581,262
30 Yr Pass Thru (B)	6.500	09-01-53	603,188	633,077
30 Yr Pass Thru (B)	6.500	10-01-53	615,913	647,780
Federal National Mortgage Association
30 Yr Pass Thru (B)	3.000	12-01-51	728,600	653,333
30 Yr Pass Thru (B)	3.500	12-01-42	854,047	816,937
30 Yr Pass Thru (B)	3.500	01-01-43	910,719	872,101
30 Yr Pass Thru (B)	3.500	04-01-45	310,400	294,074
30 Yr Pass Thru (B)	3.500	11-01-46	651,424	613,187
30 Yr Pass Thru (B)	3.500	07-01-47	660,524	621,340
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	10

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru (B)	3.500	07-01-47	594,691	$561,642
30 Yr Pass Thru (B)	3.500	11-01-47	275,576	259,142
30 Yr Pass Thru (B)	3.500	09-01-49	126,877	118,359
30 Yr Pass Thru (B)	3.500	03-01-50	339,796	316,666
30 Yr Pass Thru (B)	4.000	09-01-41	225,111	220,571
30 Yr Pass Thru (B)	4.000	01-01-49	612,715	586,212
30 Yr Pass Thru (B)	4.000	07-01-49	124,707	120,287
30 Yr Pass Thru (B)	4.000	08-01-49	259,248	249,978
30 Yr Pass Thru (B)	4.000	02-01-50	214,522	205,511
30 Yr Pass Thru (B)	4.000	03-01-51	673,978	648,617
30 Yr Pass Thru (B)	4.000	08-01-51	458,818	442,556
30 Yr Pass Thru (B)	4.000	10-01-51	901,168	865,850
30 Yr Pass Thru (B)	4.000	04-01-52	86,532	82,871
30 Yr Pass Thru (B)	4.000	06-01-52	900,758	861,796
30 Yr Pass Thru (B)	4.000	06-01-52	936,243	895,747
30 Yr Pass Thru (B)	4.000	06-01-52	671,893	645,350
30 Yr Pass Thru (B)	4.000	07-01-52	367,578	352,368
30 Yr Pass Thru (B)	4.500	06-01-52	368,170	362,526
30 Yr Pass Thru (B)	4.500	06-01-52	862,295	848,806
30 Yr Pass Thru (B)	4.500	08-01-52	434,824	426,119
30 Yr Pass Thru (B)	4.500	08-01-52	96,118	94,674
30 Yr Pass Thru (B)	4.500	08-01-52	711,516	697,272
30 Yr Pass Thru	4.500	09-01-52	577,791	570,017
30 Yr Pass Thru (B)	5.000	06-01-52	563,887	567,781
30 Yr Pass Thru (B)	5.000	08-01-52	1,057,735	1,059,090
30 Yr Pass Thru (B)	5.000	09-01-52	282,157	283,312
30 Yr Pass Thru (B)	5.000	10-01-52	1,225,318	1,229,185
30 Yr Pass Thru (B)	5.000	10-01-52	664,512	668,686
30 Yr Pass Thru (B)	5.000	11-01-52	2,369,852	2,384,737
30 Yr Pass Thru (B)	5.000	12-01-52	595,067	598,804
30 Yr Pass Thru	5.000	03-01-53	963,599	969,050
30 Yr Pass Thru (B)	5.000	11-01-53	449,883	449,475
30 Yr Pass Thru (B)	5.000	11-01-54	532,006	531,856
30 Yr Pass Thru (B)	5.500	10-01-52	493,358	503,067
30 Yr Pass Thru (B)	5.500	01-01-53	1,665,143	1,700,512
30 Yr Pass Thru (B)	5.500	02-01-53	733,544	751,646
30 Yr Pass Thru (B)	5.500	03-01-53	591,576	605,621
30 Yr Pass Thru (B)	5.500	04-01-53	1,468,790	1,498,153
30 Yr Pass Thru (B)	5.500	05-01-53	871,476	889,442
30 Yr Pass Thru (B)	5.500	05-01-53	1,056,266	1,082,003
30 Yr Pass Thru (B)	5.500	05-01-53	881,005	901,921
30 Yr Pass Thru (B)	5.500	05-01-53	649,907	665,337
30 Yr Pass Thru (B)	5.500	07-01-53	536,365	547,590
30 Yr Pass Thru (B)	5.500	11-01-53	652,083	660,229
11	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru (B)	5.500	05-01-54	545,212	$555,941
30 Yr Pass Thru (B)	5.500	10-01-54	660,892	674,310
30 Yr Pass Thru (B)	6.000	05-01-53	590,334	612,886
30 Yr Pass Thru (B)	6.000	07-01-53	576,573	596,077
30 Yr Pass Thru (B)	6.000	08-01-53	623,841	639,465
30 Yr Pass Thru (B)	6.000	08-01-53	501,778	514,542
30 Yr Pass Thru (B)	6.000	07-01-54	523,214	542,221
30 Yr Pass Thru (B)	6.500	04-01-53	601,131	632,233
30 Yr Pass Thru (B)	6.500	05-01-53	411,393	428,421
30 Yr Pass Thru (B)	6.500	08-01-53	600,562	631,635
30 Yr Pass Thru (B)	6.500	08-01-53	615,189	646,249
30 Yr Pass Thru (B)	6.500	09-01-53	585,240	614,240
30 Yr Pass Thru (B)	6.500	10-01-53	465,569	486,318

30 Yr Pass Thru (B)	6.500	11-01-53	506,929	533,157
Corporate bonds 72.5% (44.4% of Total investments)				$105,098,043
(Cost $103,135,327)
Communication services 4.6%				6,611,650
Diversified telecommunication services 1.3%
AT&T, Inc. (B)	2.750	06-01-31	491,000	449,797
AT&T, Inc.	4.500	05-15-35	136,000	130,795
GCI LLC (C)	4.750	10-15-28	208,000	202,981
IHS Holding, Ltd. (C)	7.875	05-29-30	200,000	204,014
IHS Holding, Ltd. (A)(B)(C)	8.250	11-29-31	228,000	237,190
Iliad Holding SAS (C)	7.000	04-15-32	200,000	204,674
Level 3 Financing, Inc. (C)	6.875	06-30-33	279,000	285,776
Windstream Services LLC (C)	8.250	10-01-31	92,000	93,945
Entertainment 0.5%
Roblox Corp. (C)	3.875	05-01-30	311,000	297,588
WarnerMedia Holdings, Inc. (A)(B)	4.279	03-15-32	125,000	114,492
WarnerMedia Holdings, Inc.	5.050	03-15-42	250,000	200,683
WMG Acquisition Corp. (C)	3.875	07-15-30	152,000	144,987
Interactive media and services 0.4%
Meta Platforms, Inc.	4.200	11-15-30	261,000	260,728
Meta Platforms, Inc.	4.600	11-15-32	174,000	174,875
Meta Platforms, Inc.	5.625	11-15-55	101,000	100,240
Media 1.6%
Cable One, Inc. (A)(B)(C)	4.000	11-15-30	121,000	95,591
CCO Holdings LLC	4.500	05-01-32	91,000	80,936
Charter Communications Operating LLC	2.800	04-01-31	250,000	224,237
Charter Communications Operating LLC	6.384	10-23-35	399,000	413,305
Gray Media, Inc. (A)(B)(C)	10.500	07-15-29	191,000	205,827
News Corp. (B)(C)	3.875	05-15-29	166,000	160,079
News Corp. (B)(C)	5.125	02-15-32	95,000	94,038
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	12

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
Paramount Global	4.200	05-19-32	78,000	$72,153
Paramount Global	4.375	03-15-43	161,000	121,930
Paramount Global	4.950	05-19-50	328,000	256,218
Sirius XM Radio LLC (C)	4.000	07-15-28	179,000	173,974
TCI Communications, Inc. (B)	7.875	02-15-26	415,000	418,961
Versant Media Group, Inc. (C)	7.250	01-30-31	34,000	34,657
Wireless telecommunication services 0.8%
T-Mobile USA, Inc. (B)	3.875	04-15-30	696,000	681,731
T-Mobile USA, Inc. (B)	4.850	01-15-29	230,000	234,667
Vodafone Group PLC (7.000% to 4-4-29, then 5 Year U.S. Swap Rate + 4.873% to 4-4-49, then 5 Year U.S. Swap Rate + 5.623%)	7.000	04-04-79	228,000	240,581
Consumer discretionary 6.4%				9,353,663
Automobile components 0.1%
Dealer Tire LLC (C)	8.000	02-01-28	117,000	113,544
Automobiles 2.2%
Ford Motor Company	9.625	04-22-30	390,000	453,500
Ford Motor Credit Company LLC	4.000	11-13-30	624,000	585,433
Ford Motor Credit Company LLC	5.113	05-03-29	440,000	438,179
Ford Motor Credit Company LLC	5.800	03-08-29	287,000	292,063
Ford Motor Credit Company LLC	6.125	03-08-34	502,000	508,132
General Motors Financial Company, Inc. (B)	5.850	04-06-30	670,000	703,012
General Motors Financial Company, Inc.	5.950	04-04-34	174,000	181,956
Broadline retail 0.4%
Macy’s Retail Holdings LLC (C)	5.875	03-15-30	91,000	90,993
Macy’s Retail Holdings LLC (C)	6.125	03-15-32	89,000	89,430
Macy’s Retail Holdings LLC (A)(B)(C)	7.375	08-01-33	157,000	165,441
Rakuten Group, Inc. (A)(B)(C)	9.750	04-15-29	200,000	224,326
SGUS LLC (C)	11.000	12-15-29	54,218	46,764
Hotels, restaurants and leisure 2.1%
Caesars Entertainment, Inc. (A)(B)(C)	6.000	10-15-32	244,000	232,770
Carnival Corp. (C)	5.125	05-01-29	177,000	179,188
Carnival Corp. (C)	5.750	08-01-32	475,000	487,959
Carnival Corp. (C)	5.875	06-15-31	192,000	198,010
Hilton Grand Vacations Borrower LLC (C)	6.625	01-15-32	191,000	193,823
Marriott Ownership Resorts, Inc. (A)(B)(C)	6.500	10-01-33	158,000	155,790
MGM Resorts International (A)(B)	4.750	10-15-28	332,000	329,769
Midwest Gaming Borrower LLC (C)	4.875	05-01-29	210,000	203,843
NCL Corp., Ltd. (C)	5.875	01-15-31	105,000	104,950
NCL Corp., Ltd. (C)	6.250	09-15-33	97,000	98,108
NCL Corp., Ltd. (C)	6.750	02-01-32	160,000	164,410
Rivers Enterprise Borrower LLC (C)	6.250	10-15-30	45,000	45,367
13	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Rivers Enterprise Borrower LLC (C)	6.625	02-01-33	140,000	$141,483
Royal Caribbean Cruises, Ltd.	5.375	01-15-36	84,000	84,569
Travel + Leisure Company (C)	4.625	03-01-30	91,000	88,227
Travel + Leisure Company (C)	6.125	09-01-33	184,000	186,007
Viking Cruises, Ltd. (C)	5.875	10-15-33	189,000	192,131
Household durables 0.5%
Brookfield Residential Properties, Inc. (C)	5.000	06-15-29	117,000	112,225
Century Communities, Inc. (C)	3.875	08-15-29	124,000	116,273
KB Home	4.000	06-15-31	178,000	168,054
Newell Brands, Inc. (A)(B)	6.375	05-15-30	125,000	118,750
Newell Brands, Inc. (C)	8.500	06-01-28	113,000	115,929
TopBuild Corp. (C)	5.625	01-31-34	162,000	162,657
Specialty retail 0.9%
Asbury Automotive Group, Inc. (C)	4.625	11-15-29	55,000	53,422
Asbury Automotive Group, Inc.	4.750	03-01-30	145,000	141,726
Global Auto Holdings, Ltd. (A)(B)(C)	8.750	01-15-32	293,000	278,029
Global Auto Holdings, Ltd. (C)	11.500	08-15-29	132,000	135,346
Group 1 Automotive, Inc. (C)	4.000	08-15-28	57,000	55,300
Lithia Motors, Inc. (C)	3.875	06-01-29	80,000	76,393
Lithia Motors, Inc. (C)	4.375	01-15-31	144,000	137,278
Lithia Motors, Inc. (C)	5.500	10-01-30	130,000	130,226
Saks Global Enterprises LLC (C)	11.000	12-15-29	23,000	5,118
Saks Global Enterprises LLC (C)	11.000	12-15-29	84,000	36,120
The Michaels Companies, Inc. (C)	5.250	05-01-28	191,000	178,352
The Michaels Companies, Inc. (A)(B)(C)	7.875	05-01-29	97,000	85,118
Textiles, apparel and luxury goods 0.2%
Gildan Activewear, Inc. (B)(C)	4.700	10-07-30	54,000	53,767
S&S Holdings LLC (C)	8.375	10-01-31	180,000	171,959
Under Armour, Inc. (C)	7.250	07-15-30	43,000	42,444
Consumer staples 1.2%				1,807,149
Consumer staples distribution and retail 0.1%
Albertsons Companies, Inc. (C)	5.750	03-31-34	130,000	130,573
Food products 1.1%
JBS USA Lux SA (B)	3.625	01-15-32	221,000	206,369
JBS USA Lux SA (A)(B)	5.750	04-01-33	384,000	400,025
JBS USA Lux SA (C)	5.950	04-20-35	55,000	57,561
MARB BondCo PLC (C)	3.950	01-29-31	299,000	269,769
Mars, Inc. (B)(C)	5.000	03-01-32	135,000	138,729
NBM US Holdings, Inc. (C)	6.625	08-06-29	298,000	301,299
Pilgrim’s Pride Corp.	6.250	07-01-33	284,000	302,824
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	14

	Rate (%)	Maturity date	Par value^	Value
Energy 11.5%				$16,661,577
Oil, gas and consumable fuels 11.5%
Aker BP ASA (C)	6.000	06-13-33	245,000	256,753
Antero Midstream Partners LP (C)	5.375	06-15-29	182,000	181,887
Antero Midstream Partners LP (C)	5.750	10-15-33	159,000	158,772
Antero Midstream Partners LP (C)	6.625	02-01-32	214,000	221,551
Ascent Resources Utica Holdings LLC (C)	5.875	06-30-29	237,000	236,305
Ascent Resources Utica Holdings LLC (C)	6.625	10-15-32	60,000	61,188
Ascent Resources Utica Holdings LLC (C)	6.625	07-15-33	73,000	74,305
Blue Racer Midstream LLC (C)	7.000	07-15-29	131,000	135,901
Blue Racer Midstream LLC (C)	7.250	07-15-32	183,000	192,166
Cheniere Energy Partners LP (A)(B)(C)	5.550	10-30-35	114,000	116,662
Cheniere Energy Partners LP (A)(B)	5.950	06-30-33	232,000	244,838
Columbia Pipelines Holding Company LLC (C)	5.681	01-15-34	306,000	315,980
Columbia Pipelines Operating Company LLC (C)	6.036	11-15-33	190,000	202,698
Continental Resources, Inc. (B)(C)	5.750	01-15-31	259,000	266,695
Devon Energy Corp. (A)(B)	5.200	09-15-34	95,000	94,348
DT Midstream, Inc. (B)(C)	4.375	06-15-31	457,000	443,635
DT Midstream, Inc. (C)	5.800	12-15-34	91,000	94,005
Enbridge, Inc. (5.500% to 7-15-27, then 3 month CME Term SOFR + 3.680% to 7-15-47, then 3 month CME Term SOFR + 4.430%)	5.500	07-15-77	340,000	338,804
Enbridge, Inc. (5.750% to 7-15-30, then 5 Year CMT + 5.314% to 7-15-50, then 5 Year CMT + 6.064%)	5.750	07-15-80	347,000	349,351
Enbridge, Inc. (6.250% to 3-1-28, then 3 month CME Term SOFR + 3.903% to 3-1-48, then 3 month CME Term SOFR + 4.653%)	6.250	03-01-78	306,000	309,154
Enbridge, Inc. (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%)	8.500	01-15-84	352,000	404,707
Energean Israel Finance, Ltd. (C)	5.375	03-30-28	79,000	77,716
Energean Israel Finance, Ltd. (C)	5.875	03-30-31	138,000	133,163
Energy Transfer LP	5.600	09-01-34	129,000	132,686
Energy Transfer LP (6.500% to 11-15-26, then 5 Year CMT + 5.694%) (D)	6.500	11-15-26	488,000	490,052
Energy Transfer LP (6.500% to 2-15-31, then 5 Year CMT + 2.676%)	6.500	02-15-56	125,000	123,868
Energy Transfer LP (6.750% to 2-15-36, then 5 Year CMT + 2.475%)	6.750	02-15-56	217,000	217,672
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (D)	7.125	05-15-30	381,000	391,984
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month CME Term SOFR + 3.295%)	5.250	08-16-77	580,000	578,422
EQT Corp. (B)	7.500	06-01-30	90,000	99,152
15	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Expand Energy Corp. (B)	4.750	02-01-32	171,000	$167,867
Genesis Energy LP (A)(B)	7.875	05-15-32	100,000	102,999
Genesis Energy LP	8.000	05-15-33	197,000	203,464
Global Partners LP (C)	7.125	07-01-33	33,000	33,467
Global Partners LP (C)	8.250	01-15-32	89,000	93,044
Gulfstream Natural Gas System LLC (C)	5.600	07-23-35	94,000	96,269
Harbour Energy PLC (C)	6.327	04-01-35	339,000	347,277
Hess Midstream Operations LP (C)	6.500	06-01-29	44,000	45,593
Howard Midstream Energy Partners LLC (C)	6.625	01-15-34	92,000	94,807
Howard Midstream Energy Partners LLC (C)	7.375	07-15-32	27,000	28,292
Leviathan Bond, Ltd. (C)	6.500	06-30-27	327,000	328,390
Leviathan Bond, Ltd. (C)	6.750	06-30-30	64,000	64,680
Long Ridge Energy LLC (C)	8.750	02-15-32	247,000	255,389
Matador Resources Company (C)	6.250	04-15-33	98,000	97,855
MC Brazil Downstream Trading SARL (C)	7.250	06-30-31	190,652	156,649
MPLX LP (A)(B)	4.950	09-01-32	149,000	149,423
MPLX LP (B)	5.000	03-01-33	152,000	152,303
Occidental Petroleum Corp.	5.375	01-01-32	96,000	97,644
Occidental Petroleum Corp.	6.450	09-15-36	262,000	278,137
Occidental Petroleum Corp.	6.625	09-01-30	678,000	727,844
Occidental Petroleum Corp.	8.500	07-15-27	405,000	426,537
ONEOK, Inc.	6.050	09-01-33	125,000	132,447
Ovintiv, Inc. (B)	6.250	07-15-33	132,000	138,216
Ovintiv, Inc. (B)	7.200	11-01-31	84,000	92,787
Parkland Corp. (C)	4.500	10-01-29	157,000	151,553
Parkland Corp. (C)	4.625	05-01-30	87,000	84,405
Parkland Corp. (C)	6.625	08-15-32	67,000	68,401
Plains All American Pipeline LP (B)	4.700	01-15-31	83,000	83,181
Plains All American Pipeline LP	5.600	01-15-36	63,000	63,650
Sabine Pass Liquefaction LLC (B)	4.500	05-15-30	416,000	417,476
Sunoco LP	4.500	04-30-30	238,000	230,550
Sunoco LP (C)	5.625	03-15-31	84,000	84,054
Sunoco LP (C)	5.875	03-15-34	147,000	146,976
Sunoco LP (C)	6.250	07-01-33	92,000	93,943
Sunoco LP (C)	7.250	05-01-32	137,000	144,434
Sunoco LP (7.875% to 9-18-30, then 5 Year CMT + 4.230%) (C)(D)	7.875	09-18-30	252,000	255,906
Targa Resources Corp.	5.500	02-15-35	237,000	241,294
Targa Resources Corp. (B)	6.150	03-01-29	222,000	233,671
Targa Resources Partners LP (B)	4.000	01-15-32	267,000	252,773
Var Energi ASA (C)	5.875	05-22-30	328,000	341,310
Var Energi ASA (A)(B)(C)	8.000	11-15-32	715,000	825,067
Venture Global LNG, Inc. (A)(B)(C)	7.000	01-15-30	132,000	133,581
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	16

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Venture Global LNG, Inc. (9.000% to 9-30-29, then 5 Year CMT + 5.440%) (C)(D)	9.000	09-30-29	439,000	$410,318
Venture Global LNG, Inc. (C)	9.500	02-01-29	333,000	358,396
Viper Energy Partners LLC	4.900	08-01-30	165,000	166,153
Western Midstream Operating LP (B)	4.050	02-01-30	285,000	278,390
Western Midstream Operating LP	5.450	11-15-34	118,000	117,781
Whistler Pipeline LLC (B)(C)	5.400	09-30-29	96,000	98,389
Whistler Pipeline LLC (B)(C)	5.700	09-30-31	120,000	124,125
Financials 25.4%				36,792,233
Banks 16.1%
Banco Santander SA	4.551	11-06-30	200,000	200,158
Banco Santander SA (9.625% to 11-21-33, then 5 Year CMT + 5.298%) (A)(B)(D)	9.625	05-21-33	287,000	349,953
Bank of America Corp. (4.571% to 4-27-32, then Overnight SOFR + 1.830%) (B)	4.571	04-27-33	198,000	197,674
Bank of America Corp. (5.015% to 7-22-32, then Overnight SOFR + 2.160%) (B)	5.015	07-22-33	965,000	987,943
Bank of America Corp. (5.425% to 8-15-34, then Overnight SOFR + 1.913%)	5.425	08-15-35	535,000	547,018
Bank of America Corp. (5.518% to 10-25-34, then Overnight SOFR + 1.738%)	5.518	10-25-35	70,000	71,765
Bank of America Corp. (6.204% to 11-10-27, then Overnight SOFR + 1.990%) (B)	6.204	11-10-28	309,000	321,372
Bank of America Corp. (6.625% to 5-1-30, then 5 Year CMT + 2.684%) (D)	6.625	05-01-30	344,000	358,104
Bank of Montreal (7.700% to 5-26-29, then 5 Year CMT + 3.452%) (B)	7.700	05-26-84	548,000	580,781
Barclays PLC (5.367% to 2-25-30, then Overnight SOFR + 1.230%)	5.367	02-25-31	227,000	234,136
Barclays PLC (7.385% to 11-2-27, then 1 Year CMT + 3.300%) (B)	7.385	11-02-28	435,000	460,525
Barclays PLC (8.000% to 9-15-29, then 5 Year CMT + 5.431%) (D)	8.000	03-15-29	274,000	291,617
BNP Paribas SA (5.497% to 5-20-29, then Overnight SOFR + 1.590%) (B)(C)	5.497	05-20-30	201,000	207,778
BNP Paribas SA (9.250% to 11-17-27, then 5 Year CMT + 4.969%) (C)(D)	9.250	11-17-27	206,000	219,216
Citibank NA (B)	5.488	12-04-26	430,000	436,249
Citigroup, Inc. (6.174% to 5-25-33, then Overnight SOFR + 2.661%)	6.174	05-25-34	288,000	305,856
Citigroup, Inc. (6.270% to 11-17-32, then Overnight SOFR + 2.338%)	6.270	11-17-33	150,000	163,667
Citizens Financial Group, Inc. (5.253% to 3-5-30, then Overnight SOFR + 1.259%)	5.253	03-05-31	168,000	171,882
Citizens Financial Group, Inc. (5.718% to 7-23-31, then Overnight SOFR + 1.910%)	5.718	07-23-32	199,000	207,646
17	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Comerica, Inc. (5.982% to 1-30-29, then Overnight SOFR + 2.155%) (B)	5.982	01-30-30	151,000	$157,095
Credit Agricole SA (5.335% to 1-10-29, then Overnight SOFR + 1.690%) (B)(C)	5.335	01-10-30	440,000	452,737
Credit Agricole SA (5.862% to 1-9-35, then Overnight SOFR + 1.740%) (B)(C)	5.862	01-09-36	250,000	262,939
Credit Agricole SA (6.316% to 10-3-28, then Overnight SOFR + 1.860%) (B)(C)	6.316	10-03-29	281,000	295,783
Danske Bank A/S (5.019% to 3-4-30, then 1 Year CMT + 0.930%) (B)(C)	5.019	03-04-31	234,000	238,616
Fifth Third Bancorp (4.772% to 7-28-29, then SOFR Compounded Index + 2.127%) (B)	4.772	07-28-30	95,000	96,005
Fifth Third Bancorp (5.631% to 1-29-31, then Overnight SOFR + 1.840%)	5.631	01-29-32	167,000	174,784
Fifth Third Bancorp (3 month CME Term SOFR + 3.295%) (D)(E)	7.296	11-30-25	173,000	173,351
First Citizens BancShares, Inc. (5.231% to 3-12-30, then Overnight SOFR + 1.410%)	5.231	03-12-31	225,000	227,742
First Citizens BancShares, Inc. (5.600% to 9-5-30, then 5 Year CMT + 1.850%)	5.600	09-05-35	218,000	217,209
First Horizon Corp. (5.514% to 3-7-30, then Overnight SOFR + 1.766%)	5.514	03-07-31	134,000	138,188
Huntington Bancshares, Inc. (5.272% to 1-15-30, then Overnight SOFR + 1.276%) (A)(B)	5.272	01-15-31	137,000	141,035
Huntington Bancshares, Inc. (6.141% to 11-18-34, then 5 Year CMT + 1.700%)	6.141	11-18-39	71,000	73,536
Huntington Bancshares, Inc. (6.208% to 8-21-28, then Overnight SOFR + 2.020%) (B)	6.208	08-21-29	106,000	111,278
Huntington Bancshares, Inc. (6.250% to 10-15-30, then 5 Year CMT + 2.653%) (D)	6.250	10-15-30	104,000	103,024
JPMorgan Chase & Co. (4.912% to 7-25-32, then Overnight SOFR + 2.080%) (B)	4.912	07-25-33	345,000	351,779
JPMorgan Chase & Co. (4.995% to 7-22-29, then Overnight SOFR + 1.125%) (B)	4.995	07-22-30	244,000	250,333
JPMorgan Chase & Co. (5.012% to 1-23-29, then Overnight SOFR + 1.310%) (B)	5.012	01-23-30	260,000	266,322
JPMorgan Chase & Co. (5.294% to 7-22-34, then Overnight SOFR + 1.460%) (B)	5.294	07-22-35	342,000	353,651
JPMorgan Chase & Co. (5.502% to 1-24-35, then Overnight SOFR + 1.315%) (B)	5.502	01-24-36	222,000	232,966
JPMorgan Chase & Co. (5.576% to 7-23-35, then Overnight SOFR + 1.635%) (B)	5.576	07-23-36	571,000	592,050
JPMorgan Chase & Co. (5.581% to 4-22-29, then Overnight SOFR + 1.160%) (B)	5.581	04-22-30	169,000	176,364
JPMorgan Chase & Co. (5.717% to 9-14-32, then Overnight SOFR + 2.580%) (B)	5.717	09-14-33	355,000	377,049
JPMorgan Chase & Co. (B)	8.750	09-01-30	375,000	444,577
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	18

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
KeyCorp (5.121% to 4-4-30, then SOFR Compounded Index + 1.227%)	5.121	04-04-31	233,000	$238,737
KeyCorp (6.401% to 3-6-34, then SOFR Compounded Index + 2.420%) (A)(B)	6.401	03-06-35	83,000	89,968
Lloyds Banking Group PLC (6.068% to 6-13-35, then 1 Year CMT + 1.600%)	6.068	06-13-36	238,000	249,402
Lloyds Banking Group PLC (6.625% to 9-27-35, then 5 Year CMT + 2.681%) (D)	6.625	09-27-35	200,000	198,833
Lloyds Banking Group PLC (6.750% to 9-27-31, then 5 Year CMT + 3.150%) (A)(B)(D)	6.750	09-27-31	200,000	206,058
M&T Bank Corp. (5.125% to 11-1-26, then 3 month CME Term SOFR + 3.782%) (D)	5.125	11-01-26	141,000	140,291
M&T Bank Corp. (5.179% to 7-8-30, then Overnight SOFR + 1.400%)	5.179	07-08-31	117,000	119,548
M&T Bank Corp. (5.385% to 1-16-35, then Overnight SOFR + 1.610%)	5.385	01-16-36	181,000	183,338
M&T Bank Corp. (5.400% to 7-30-30, then 5 Year CMT + 1.430%)	5.400	07-30-35	208,000	209,502
NatWest Group PLC (5.516% to 9-30-27, then 1 Year CMT + 2.270%) (B)	5.516	09-30-28	342,000	350,171
NatWest Group PLC (7.300% to 5-19-35, then 5 Year CMT + 2.937%) (A)(B)(D)	7.300	11-19-34	236,000	249,550
NatWest Group PLC (8.125% to 5-10-34, then 5 Year CMT + 3.752%) (D)	8.125	11-10-33	308,000	346,887
Popular, Inc.	7.250	03-13-28	218,000	228,519
Regions Financial Corp. (5.502% to 9-6-34, then Overnight SOFR + 2.060%) (A)(B)	5.502	09-06-35	434,000	444,535
Regions Financial Corp. (5.722% to 6-6-29, then Overnight SOFR + 1.490%) (B)	5.722	06-06-30	98,000	101,859
Royal Bank of Canada (6.500% to 11-24-35, then 5 Year CMT + 2.462%) (B)	6.500	11-24-85	337,000	336,411
Santander Holdings USA, Inc. (B)	4.400	07-13-27	395,000	395,472
Societe Generale SA (5.375% to 11-18-30, then 5 Year CMT + 4.514%) (C)(D)	5.375	11-18-30	269,000	254,725
The PNC Financial Services Group, Inc. (4.812% to 10-21-31, then Overnight SOFR + 1.259%) (B)	4.812	10-21-32	236,000	239,438
The PNC Financial Services Group, Inc. (5.575% to 1-29-35, then Overnight SOFR + 1.394%) (B)	5.575	01-29-36	158,000	165,116
The PNC Financial Services Group, Inc. (5.939% to 8-18-33, then Overnight SOFR + 1.946%) (B)	5.939	08-18-34	158,000	169,543
The PNC Financial Services Group, Inc. (6.200% to 9-15-27, then 5 Year CMT + 3.238%) (D)	6.200	09-15-27	355,000	360,731
19	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (A)(B)(D)	6.250	03-15-30	216,000	$221,630
Truist Financial Corp. (5.153% to 8-5-31, then Overnight SOFR + 1.571%)	5.153	08-05-32	234,000	240,259
Truist Financial Corp. (5.867% to 6-8-33, then Overnight SOFR + 2.361%)	5.867	06-08-34	504,000	533,577
Truist Financial Corp. (7.161% to 10-30-28, then Overnight SOFR + 2.446%) (B)	7.161	10-30-29	683,000	738,228
U.S. Bancorp (4.839% to 2-1-33, then Overnight SOFR + 1.600%) (B)	4.839	02-01-34	276,000	277,309
U.S. Bancorp (5.083% to 5-15-30, then Overnight SOFR + 1.296%) (B)	5.083	05-15-31	165,000	169,631
U.S. Bancorp (5.384% to 1-23-29, then Overnight SOFR + 1.560%) (B)	5.384	01-23-30	153,000	158,108
U.S. Bancorp (5.836% to 6-10-33, then Overnight SOFR + 2.260%) (B)	5.836	06-12-34	287,000	306,042
U.S. Bancorp (6.787% to 10-26-26, then Overnight SOFR + 1.880%) (B)	6.787	10-26-27	272,000	278,738
Wachovia Corp. (B)	7.574	08-01-26	465,000	476,351
Webster Financial Corp. (5.784% to 9-11-30, then 5 Year CMT + 2.125%)	5.784	09-11-35	84,000	83,988
Wells Fargo & Company (4.808% to 7-25-27, then Overnight SOFR + 1.980%) (B)	4.808	07-25-28	621,000	627,911
Wells Fargo & Company (4.897% to 7-25-32, then Overnight SOFR + 2.100%)	4.897	07-25-33	438,000	444,613
Wells Fargo & Company (5.211% to 12-3-34, then Overnight SOFR + 1.380%)	5.211	12-03-35	176,000	180,003
Wells Fargo & Company (5.244% to 1-24-30, then Overnight SOFR + 1.110%)	5.244	01-24-31	140,000	144,897
Wells Fargo & Company (6.491% to 10-23-33, then Overnight SOFR + 2.060%)	6.491	10-23-34	901,000	1,000,470
Capital markets 4.7%
Ares Capital Corp. (B)	7.000	01-15-27	325,000	333,790
Ares Strategic Income Fund (B)(C)	5.150	01-15-31	239,000	234,374
Ares Strategic Income Fund (B)(C)	5.450	09-09-28	103,000	103,427
Ares Strategic Income Fund (B)	5.600	02-15-30	169,000	170,134
Ares Strategic Income Fund (B)	5.700	03-15-28	34,000	34,402
Ares Strategic Income Fund (B)(C)	5.800	09-09-30	215,000	216,838
Ares Strategic Income Fund (B)	6.200	03-21-32	149,000	152,050
Ares Strategic Income Fund (B)	6.350	08-15-29	63,000	64,965
Blackstone Private Credit Fund (B)	5.050	09-10-30	198,000	194,631
Blackstone Private Credit Fund (B)	5.250	04-01-30	176,000	175,263
Blackstone Private Credit Fund (B)	5.950	07-16-29	131,000	133,907
Blackstone Private Credit Fund (B)	7.300	11-27-28	128,000	136,087
Brookfield Finance, Inc. (6.300% to 1-15-35, then 5 Year CMT + 2.076%)	6.300	01-15-55	226,000	224,814
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	20

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Deutsche Bank AG (5.297% to 5-9-30, then Overnight SOFR + 1.720%) (B)	5.297	05-09-31	154,000	$157,543
Deutsche Bank AG (6.720% to 1-18-28, then Overnight SOFR + 3.180%) (B)	6.720	01-18-29	205,000	214,893
Deutsche Bank AG (6.819% to 11-20-28, then Overnight SOFR + 2.510%) (B)	6.819	11-20-29	171,000	182,599
Deutsche Bank AG (7.079% to 11-10-32, then Overnight SOFR + 3.650%) (B)	7.079	02-10-34	265,000	290,489
HPS Corporate Lending Fund (B)	5.950	04-14-32	167,000	167,821
Jefferies Financial Group, Inc. (A)(B)	6.200	04-14-34	199,000	208,840
Lazard Group LLC (B)	4.375	03-11-29	230,000	229,738
Macquarie Group, Ltd. (5.033% to 1-15-29, then 3 month CME Term SOFR + 2.012%) (B)(C)	5.033	01-15-30	230,000	234,656
Morgan Stanley (5.173% to 1-16-29, then Overnight SOFR + 1.450%) (B)	5.173	01-16-30	394,000	404,610
Morgan Stanley (5.320% to 7-19-34, then Overnight SOFR + 1.555%) (B)	5.320	07-19-35	189,000	194,372
Morgan Stanley (5.948% to 1-19-33, then 5 Year CMT + 2.430%)	5.948	01-19-38	531,000	556,686
MSCI, Inc. (B)(C)	3.625	11-01-31	305,000	286,380
Sixth Street Lending Partners (B)	5.750	01-15-30	102,000	103,332
Sixth Street Lending Partners (B)(C)	6.125	07-15-30	79,000	81,195
The Bank of New York Mellon Corp. (4.942% to 2-11-30, then Overnight SOFR + 0.887%) (B)	4.942	02-11-31	140,000	143,801
The Goldman Sachs Group, Inc. (6.484% to 10-24-28, then Overnight SOFR + 1.770%) (B)	6.484	10-24-29	345,000	366,590
UBS Group AG (5.428% to 2-8-29, then 1 Year CMT + 1.520%) (C)	5.428	02-08-30	209,000	216,265
UBS Group AG (7.000% to 8-10-30, then 5 Year SOFR ICE Swap Rate + 3.077%) (C)(D)	7.000	02-10-30	200,000	202,558
UBS Group AG (9.250% to 11-13-33, then 5 Year CMT + 4.758%) (C)(D)	9.250	11-13-33	298,000	348,964
Consumer finance 0.9%
Ally Financial, Inc. (5.548% to 7-31-32, then Overnight SOFR + 1.780%)	5.548	07-31-33	229,000	229,957
Ally Financial, Inc. (5.737% to 5-15-28, then SOFR Compouned Index + 1.960%) (B)	5.737	05-15-29	108,000	110,175
Ally Financial, Inc. (6.184% to 7-26-34, then Overnight SOFR + 2.290%) (A)(B)	6.184	07-26-35	150,000	155,280
Ally Financial, Inc. (B)	8.000	11-01-31	296,000	336,983
OneMain Finance Corp.	6.125	05-15-30	219,000	221,575
Trust Fibra Uno (C)	7.375	02-13-34	233,000	253,774
Financial services 1.1%
Apollo Debt Solutions BDC	6.700	07-29-31	180,000	189,469
21	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Financial services (continued)
Apollo Debt Solutions BDC (B)	6.900	04-13-29	317,000	$331,927
Block, Inc. (C)	5.625	08-15-30	68,000	69,027
Block, Inc. (C)	6.000	08-15-33	88,000	89,980
Enact Holdings, Inc. (B)	6.250	05-28-29	242,000	253,271
Freedom Mortgage Holdings LLC (C)	7.875	04-01-33	87,000	89,367
ION Platform Finance US, Inc. (C)	7.875	09-30-32	200,000	195,074
NMI Holdings, Inc. (B)	6.000	08-15-29	95,000	97,950
Radian Group, Inc. (B)	6.200	05-15-29	95,000	99,275
Rocket Companies, Inc. (C)	6.125	08-01-30	42,000	43,323
Rocket Companies, Inc. (C)	6.375	08-01-33	55,000	57,295
TrueNoord Capital DAC (C)	8.750	03-01-30	98,000	103,245
Insurance 2.5%
Athene Global Funding (B)(C)	4.721	10-08-29	135,000	135,521
Athene Global Funding (B)(C)	5.322	11-13-31	162,000	165,376
Athene Holding, Ltd.	5.875	01-15-34	135,000	140,144
Athene Holding, Ltd. (6.625% to 10-15-34, then 5 Year CMT + 2.607%)	6.625	10-15-54	95,000	94,611
CNA Financial Corp. (B)	3.900	05-01-29	150,000	148,097
CNO Financial Group, Inc. (B)	5.250	05-30-29	384,000	390,163
CNO Financial Group, Inc.	6.450	06-15-34	121,000	128,404
F&G Annuities & Life, Inc. (A)(B)	6.250	10-04-34	63,000	64,037
F&G Annuities & Life, Inc. (B)	6.500	06-04-29	95,000	99,191
GA Global Funding Trust (B)(C)	4.500	09-18-30	258,000	254,499
GA Global Funding Trust (B)(C)	5.200	12-09-31	158,000	159,387
Global Atlantic Financial Company (4.700% to 10-15-26, then 5 Year CMT + 3.796%) (C)	4.700	10-15-51	163,000	158,750
Global Atlantic Financial Company (7.950% to 10-15-29, then 5 Year CMT + 3.608%) (C)	7.950	10-15-54	68,000	71,094
Liberty Mutual Group, Inc. (4.125% to 12-15-26, then 5 Year CMT + 3.315%) (C)	4.125	12-15-51	203,000	198,423
MassMutual Global Funding II (B)(C)	4.350	09-17-31	200,000	198,980
MetLife, Inc. (6.400% to 12-15-36, then 3 month CME Term SOFR + 2.467%)	6.400	12-15-36	355,000	374,559
Panther Escrow Issuer LLC (C)	7.125	06-01-31	211,000	218,064
Reinsurance Group of America, Inc. (6.650% to 9-15-35, then 5 Year CMT + 2.392%) (A)(B)	6.650	09-15-55	189,000	197,321
Teachers Insurance & Annuity Association of America (B)(C)	4.270	05-15-47	430,000	359,142
Mortgage real estate investment trusts 0.1%
Starwood Property Trust, Inc. (C)	6.000	04-15-30	158,000	161,367
Health care 2.9%				4,191,376
Biotechnology 0.9%
AbbVie, Inc. (B)	5.050	03-15-34	83,000	85,384
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	22

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Biotechnology (continued)
Amgen, Inc. (B)	5.250	03-02-33	741,000	$767,283
Amgen, Inc.	5.650	03-02-53	277,000	276,443
Regeneron Pharmaceuticals, Inc. (B)	1.750	09-15-30	284,000	251,923
Health care equipment and supplies 0.3%
Solventum Corp. (B)	5.450	03-13-31	363,000	378,036
Health care providers and services 1.1%
Centene Corp.	4.250	12-15-27	70,000	68,992
CVS Health Corp. (A)(B)	5.000	09-15-32	233,000	236,697
DaVita, Inc. (C)	4.625	06-01-30	123,000	118,776
HCA, Inc. (A)(B)	4.300	11-15-30	71,000	70,654
HCA, Inc.	4.600	11-15-32	109,000	108,323
HCA, Inc. (B)	5.450	04-01-31	193,000	200,873
HCA, Inc. (A)(B)	5.500	06-01-33	230,000	239,804
Horizon Mutual Holdings, Inc. (C)	6.200	11-15-34	238,000	233,785
Humana, Inc. (B)	5.875	03-01-33	195,000	205,505
Universal Health Services, Inc. (B)	2.650	10-15-30	51,000	46,286
Pharmaceuticals 0.6%
Endo Finance Holdings, Inc. (A)(B)(C)	8.500	04-15-31	104,000	110,232
IQVIA, Inc. (B)	6.250	02-01-29	224,000	235,972
Royalty Pharma PLC (B)	5.150	09-02-29	113,000	115,894
Teva Pharmaceutical Finance Company LLC	6.150	02-01-36	36,000	37,721
Teva Pharmaceutical Finance Netherlands III BV	4.100	10-01-46	261,000	195,993
Teva Pharmaceutical Finance Netherlands IV BV	5.750	12-01-30	200,000	206,800
Industrials 5.9%				8,516,176
Aerospace and defense 0.5%
The Boeing Company	6.528	05-01-34	628,000	694,863
Building products 0.3%
Builders FirstSource, Inc. (C)	4.250	02-01-32	225,000	212,883
Builders FirstSource, Inc. (C)	6.375	03-01-34	199,000	206,089
Builders FirstSource, Inc. (C)	6.750	05-15-35	61,000	64,047
Commercial services and supplies 0.2%
Cimpress PLC (A)(B)(C)	7.375	09-15-32	197,000	200,219
Construction and engineering 0.3%
CIMIC Finance USA Pty, Ltd. (A)(B)(C)	7.000	03-25-34	177,000	193,925
Global Infrastructure Solutions, Inc. (C)	5.625	06-01-29	77,000	76,971
MasTec, Inc. (B)	5.900	06-15-29	131,000	136,923
Williams Scotsman, Inc. (C)	6.625	06-15-29	80,000	82,366
Electrical equipment 0.2%
EMRLD Borrower LP (C)	6.625	12-15-30	242,000	248,784
23	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Machinery 0.2%
Flowserve Corp. (B)	3.500	10-01-30	184,000	$175,241
JB Poindexter & Company, Inc. (C)	8.750	12-15-31	162,000	169,527
Passenger airlines 2.7%
Air Canada 2020-1 Class C Pass Through Trust (C)	10.500	07-15-26	107,000	110,802
American Airlines 2016-1 Class A Pass Through Trust (B)	4.100	01-15-28	236,162	233,023
American Airlines 2016-3 Class A Pass Through Trust (B)	3.250	10-15-28	27,512	26,065
American Airlines 2017-1 Class A Pass Through Trust (B)	4.000	02-15-29	130,666	126,047
American Airlines 2017-1 Class AA Pass Through Trust (B)	3.650	02-15-29	177,375	173,233
American Airlines 2017-2 Class A Pass Through Trust (B)	3.600	10-15-29	141,985	134,763
American Airlines 2019-1 Class A Pass Through Trust (B)	3.500	02-15-32	258,177	236,680
American Airlines 2019-1 Class AA Pass Through Trust (B)	3.150	02-15-32	181,706	170,526
American Airlines 2019-1 Class B Pass Through Trust	3.850	02-15-28	60,302	58,761
American Airlines 2021-1 Class A Pass Through Trust (B)	2.875	07-11-34	307,122	279,207
American Airlines 2021-1 Class B Pass Through Trust (B)	3.950	07-11-30	202,210	192,933
American Airlines 2025-1 Class A Pass Through Trust (F)	4.900	05-11-38	204,000	204,428
American Airlines 2025-1 Class B Pass Through Trust (F)	5.650	11-11-34	60,000	60,690
American Airlines, Inc. (A)(B)(C)	7.250	02-15-28	166,000	169,851
British Airways 2018-1 Class A Pass Through Trust (B)(C)	4.125	09-20-31	73,619	71,029
British Airways 2020-1 Class A Pass Through Trust (B)(C)	4.250	11-15-32	83,178	81,596
British Airways 2020-1 Class B Pass Through Trust (B)(C)	8.375	11-15-28	39,193	41,242
Delta Air Lines, Inc. (B)	4.375	04-19-28	143,000	143,102
JetBlue 2019-1 Class AA Pass Through Trust (B)	2.750	05-15-32	201,610	178,885
United Airlines 2016-1 Class A Pass Through Trust (B)	3.450	07-07-28	237,507	228,322
United Airlines 2019-1 Class A Pass Through Trust (B)	4.550	08-25-31	185,621	178,823
United Airlines 2020-1 Class A Pass Through Trust (B)	5.875	10-15-27	117,320	120,025
United Airlines 2023-1 Class A Pass Through Trust (B)	5.800	01-15-36	256,567	267,746
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	24

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Passenger airlines (continued)
United Airlines 2024-1 Class A Pass Through Trust (B)	5.875	02-15-37	185,380	$189,653
United Airlines 2024-1 Class AA Pass Through Trust (B)	5.450	02-15-37	220,139	227,180
United Airlines, Inc. (C)	4.625	04-15-29	64,000	63,387
Trading companies and distributors 1.5%
AerCap Ireland Capital DAC	3.300	01-30-32	672,000	620,156
AerCap Ireland Capital DAC	6.450	04-15-27	405,000	416,942
AerCap Ireland Capital DAC (6.500% to 1-31-31, then 5 Year CMT + 2.441%)	6.500	01-31-56	150,000	154,968
Air Lease Corp. (B)	5.100	03-01-29	165,000	167,310
Air Lease Corp. (B)	5.850	12-15-27	290,000	298,072
Ashtead Capital, Inc. (B)(C)	5.550	05-30-33	263,000	270,891
BlueLinx Holdings, Inc. (C)	6.000	11-15-29	161,000	158,000
Information technology 4.6%				6,668,176
Electronic equipment, instruments and components 0.2%
TD SYNNEX Corp.	5.300	10-10-35	217,000	216,536
IT services 0.2%
CoreWeave, Inc. (C)	9.000	02-01-31	153,000	153,448
CoreWeave, Inc. (C)	9.250	06-01-30	118,000	119,148
Semiconductors and semiconductor equipment 2.2%
Broadcom, Inc.	3.419	04-15-33	588,000	548,296
Broadcom, Inc. (A)(B)	4.550	02-15-32	93,000	93,609
Broadcom, Inc.	4.800	02-15-36	217,000	215,369
Broadcom, Inc. (B)	4.900	07-15-32	330,000	337,360
Broadcom, Inc.	4.900	02-15-38	91,000	89,897
Foundry JV Holdco LLC (C)	6.100	01-25-36	271,000	286,274
Foundry JV Holdco LLC (C)	6.250	01-25-35	380,000	404,391
Kioxia Holdings Corp. (C)	6.625	07-24-33	308,000	321,277
Micron Technology, Inc. (B)	5.300	01-15-31	179,000	185,027
Micron Technology, Inc. (B)	5.650	11-01-32	178,000	186,847
Micron Technology, Inc. (A)(B)	5.800	01-15-35	145,000	153,102
Micron Technology, Inc. (B)	5.875	02-09-33	140,000	148,544
Qorvo, Inc. (C)	3.375	04-01-31	95,000	87,600
Qorvo, Inc.	4.375	10-15-29	129,000	126,899
Software 1.1%
Cloud Software Group, Inc. (C)	6.625	08-15-33	70,000	70,160
Cloud Software Group, Inc. (C)	8.250	06-30-32	66,000	69,354
Oracle Corp. (B)	4.800	09-26-32	136,000	134,600
Oracle Corp. (A)(B)	5.200	09-26-35	159,000	156,584
Oracle Corp. (B)	5.250	02-03-32	159,000	161,869
Oracle Corp. (A)(B)	5.550	02-06-53	371,000	333,266
25	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
Oracle Corp. (B)	6.250	11-09-32	595,000	$637,434
WULF Compute LLC (C)	7.750	10-15-30	70,000	72,721
Technology hardware, storage and peripherals 0.9%
CDW LLC (B)	5.100	03-01-30	75,000	76,484
Dell International LLC (B)	4.500	02-15-31	285,000	284,208
Dell International LLC (B)	4.750	10-06-32	235,000	234,330
Dell International LLC	5.100	02-15-36	141,000	139,539
Dell International LLC (B)	5.300	04-01-32	240,000	247,883
Dell International LLC	5.400	04-15-34	365,000	376,120
Materials 1.5%				2,161,088
Construction materials 0.5%
Cemex SAB de CV (C)	3.875	07-11-31	255,000	243,053
JH North America Holdings, Inc. (C)	5.875	01-31-31	45,000	45,833
JH North America Holdings, Inc. (C)	6.125	07-31-32	163,000	167,172
Quikrete Holdings, Inc. (C)	6.375	03-01-32	129,000	133,800
Standard Building Solutions, Inc. (C)	6.250	08-01-33	155,000	158,061
Containers and packaging 0.3%
Clydesdale Acquisition Holdings, Inc. (C)	6.875	01-15-30	163,000	164,628
Graphic Packaging International LLC (C)	3.500	03-01-29	165,000	156,362
Toucan FinCo, Ltd. (C)	9.500	05-15-30	161,000	150,951
Metals and mining 0.6%
Alcoa Nederland Holding BV (C)	7.125	03-15-31	231,000	244,153
Capstone Copper Corp. (C)	6.750	03-31-33	47,000	48,633
CSN Resources SA (A)(B)(C)	4.625	06-10-31	252,000	196,716
Freeport-McMoRan, Inc.	5.400	11-14-34	165,000	170,196
Novelis Corp. (C)	4.750	01-30-30	193,000	186,550
Paper and forest products 0.1%
Magnera Corp. (A)(B)(C)	7.250	11-15-31	110,000	94,980
Real estate 1.9%				2,713,910
Hotel and resort REITs 0.1%
XHR LP (C)	6.625	05-15-30	90,000	91,865
Industrial REITs 0.1%
Prologis Targeted US Logistics Fund LP (B)(C)	4.250	01-15-31	83,000	82,402
Specialized REITs 1.7%
American Tower Corp. (B)	5.200	02-15-29	830,000	851,714
American Tower Trust I (B)(C)	5.490	03-15-28	300,000	305,323
GLP Capital LP	4.000	01-15-30	49,000	47,465
GLP Capital LP	6.750	12-01-33	90,000	97,373
Iron Mountain Information Management Services, Inc. (C)	5.000	07-15-32	54,000	52,198
Iron Mountain, Inc. (C)	5.250	07-15-30	130,000	129,394
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	26

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Specialized REITs (continued)
Millrose Properties, Inc. (C)	6.375	08-01-30	205,000	$207,673
SBA Tower Trust (B)(C)	6.599	01-15-28	96,000	98,303
Uniti Group LP (A)(B)(C)	6.500	02-15-29	75,000	70,194
VICI Properties LP (B)(C)	3.875	02-15-29	151,000	147,544
VICI Properties LP (B)	5.125	11-15-31	274,000	277,429
VICI Properties LP (B)	5.125	05-15-32	253,000	255,033
Utilities 6.6%				9,621,045
Electric utilities 3.9%
American Electric Power Company, Inc. (B)	5.625	03-01-33	94,000	99,064
American Electric Power Company, Inc. (6.050% to 3-15-36, then 5 Year CMT + 1.940%)	6.050	03-15-56	55,000	55,698
Constellation Energy Generation LLC	6.500	10-01-53	138,000	152,693
Dominion Energy South Carolina, Inc. (B)	5.300	05-15-33	160,000	166,683
Duke Energy Corp.	5.750	09-15-33	278,000	295,299
Electricite de France SA (B)(C)	5.650	04-22-29	319,000	331,825
Electricite de France SA (9.125% to 6-15-33, then 5 Year CMT + 5.411%) (C)(D)	9.125	03-15-33	398,000	460,963
Exelon Corp. (B)	5.125	03-15-31	136,000	140,610
Exelon Corp. (6.500% to 3-15-35, then 5 Year CMT + 1.975%) (A)(B)	6.500	03-15-55	54,000	56,758
Monongahela Power Company (B)(C)	5.400	12-15-43	50,000	49,941
NextEra Energy Capital Holdings, Inc. (B)	5.000	07-15-32	90,000	92,187
NextEra Energy Capital Holdings, Inc. (6.375% to 8-15-30, then 5 Year CMT + 2.053%)	6.375	08-15-55	125,000	130,101
NextEra Energy Capital Holdings, Inc. (6.500% to 8-15-35, then 5 Year CMT + 1.979%)	6.500	08-15-55	45,000	48,124
NextEra Energy Capital Holdings, Inc. (6.700% to 9-1-29, then 5 Year CMT + 2.364%)	6.700	09-01-54	109,000	113,358
NRG Energy, Inc. (C)	3.625	02-15-31	132,000	123,220
NRG Energy, Inc. (C)	3.875	02-15-32	291,000	270,070
NRG Energy, Inc. (B)(C)	4.450	06-15-29	194,000	192,695
NRG Energy, Inc.	5.750	01-15-28	250,000	250,887
NRG Energy, Inc. (C)	5.750	01-15-34	102,000	102,719
NRG Energy, Inc. (C)	6.000	02-01-33	126,000	128,530
NRG Energy, Inc. (B)(C)	7.000	03-15-33	240,000	264,913
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (C)(D)	10.250	03-15-28	289,000	317,175
Pacific Gas & Electric Company	4.950	07-01-50	117,000	100,707
Pacific Gas & Electric Company	5.800	05-15-34	179,000	185,509
PacifiCorp (7.375% to 9-15-30, then 5 Year CMT + 3.319%)	7.375	09-15-55	189,000	198,550
PG&E Corp. (7.375% to 3-15-30, then 5 Year CMT + 3.883%)	7.375	03-15-55	292,000	300,329
27	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Progress Energy, Inc. (B)	7.750	03-01-31	470,000	$539,583
The Southern Company	5.200	06-15-33	83,000	85,396
The Southern Company	5.700	03-15-34	209,000	220,585
The Southern Company (6.375% to 3-15-35, then 5 Year CMT + 2.069%) (A)(B)	6.375	03-15-55	225,000	240,468
Gas utilities 0.1%
AltaGas, Ltd. (7.200% to 10-15-34, then 5 Year CMT + 3.573%) (C)	7.200	10-15-54	86,000	88,162
Independent power and renewable electricity producers 1.3%
AES Panama Generation Holdings SRL (C)	4.375	05-31-30	219,215	204,747
Capital Power US Holdings, Inc. (B)(C)	5.257	06-01-28	91,000	92,737
Capital Power US Holdings, Inc. (C)	6.189	06-01-35	155,000	162,309
Vistra Corp. (8.000% to 10-15-26, then 5 Year CMT + 6.930%) (C)(D)	8.000	10-15-26	141,000	144,460
Vistra Operations Company LLC (B)(C)	3.700	01-30-27	486,000	482,149
Vistra Operations Company LLC (B)(C)	4.300	07-15-29	441,000	436,622
Vistra Operations Company LLC (C)	6.875	04-15-32	96,000	100,833
Vistra Operations Company LLC (C)	6.950	10-15-33	213,000	236,921
Multi-utilities 1.3%
CenterPoint Energy, Inc. (5.950% to 4-1-31, then 5 Year CMT + 2.223%) (A)(B)	5.950	04-01-56	137,000	137,873
CenterPoint Energy, Inc. (6.850% to 2-15-35, then 5 Year CMT + 2.946%) (A)(B)	6.850	02-15-55	74,000	79,263
CenterPoint Energy, Inc. (7.000% to 2-15-30, then 5 Year CMT + 3.254%)	7.000	02-15-55	129,000	134,834
Dominion Energy, Inc. (6.000% to 2-15-31, then 5 Year CMT + 2.262%)	6.000	02-15-56	183,000	185,390
Dominion Energy, Inc. (6.200% to 2-15-36, then 5 Year CMT + 2.006%)	6.200	02-15-56	227,000	229,552
Dominion Energy, Inc. (6.875% to 2-1-30, then 5 Year CMT + 2.386%)	6.875	02-01-55	171,000	179,738
Dominion Energy, Inc. (7.000% to 6-1-34, then 5 Year CMT + 2.511%)	7.000	06-01-54	120,000	131,076
NiSource, Inc.	5.350	04-01-34	165,000	169,683
NiSource, Inc.	5.400	06-30-33	115,000	119,197
Sempra (A)(B)	5.500	08-01-33	224,000	234,209
Sempra (6.400% to 10-1-34, then 5 Year CMT + 2.632%)	6.400	10-01-54	176,000	180,739

Sempra (6.875% to 10-1-29, then 5 Year CMT + 2.789%)	6.875	10-01-54	170,000	175,911
Municipal bonds 0.1% (0.1% of Total investments)				$130,296
(Cost $176,000)
Golden State Tobacco Securitization Corp. (California)	4.214	06-01-50	176,000	130,296
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	28

	Rate (%)	Maturity date	Par value^	Value

Term loans (G) 0.5% (0.3% of Total investments)				$717,420
(Cost $719,926)
Financials 0.1%				153,004
Insurance 0.1%
AmWINS Group, Inc., 2025 Term Loan B (3 month CME Term SOFR + 2.250%)	6.252	01-30-32	152,845	153,004
Health care 0.1%				79,669
Pharmaceuticals 0.1%
Endo Finance Holdings, Inc., 2024 1st Lien Term Loan (1 month CME Term SOFR + 4.000%)	7.965	04-23-31	80,190	79,669
Industrials 0.2%				324,206
Commercial services and supplies 0.1%
GFL ES US LLC, 2025 Term Loan B (3 month CME Term SOFR + 2.500%)	6.671	03-03-32	96,000	95,904
Trading companies and distributors 0.1%
Gloves Buyer, Inc., 2025 Term Loan (1 month CME Term SOFR + 4.000%)	7.965	05-21-32	232,000	228,302
Information technology 0.0%				43,027
Software 0.0%
Clearwater Analytics LLC, 2025 Term Loan B (6 month CME Term SOFR + 2.250%)	6.460	04-21-32	43,000	43,027
Materials 0.1%				117,514
Construction materials 0.1%

Quikrete Holdings, Inc., 2025 Term Loan B (1 month CME Term SOFR + 2.250%)	6.215	02-10-32	117,410	117,514
Collateralized mortgage obligations 10.2% (6.2% of Total investments)				$14,789,647
(Cost $17,644,151)
Commercial and residential 8.6%				12,427,383
Angel Oak Mortgage Trust LLC
Series 2024-3, Class A1 (4.800% to 2-1-28, then 5.800% thereafter) (C)	4.800	11-26-68	153,160	152,502
Series 2025-10, Class A1 (C)(H)	4.960	09-25-70	64,000	63,987
Series 2025-11, Class A1 (C)(H)	4.975	10-25-70	131,000	130,603
Avenue of Americas
Series 2025-1301, Class A (C)(H)	5.059	08-11-42	180,000	182,655
BAHA Trust
Series 2024-MAR, Class A (C)(H)	5.972	12-10-41	231,000	238,930
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class ENM (C)(H)	3.719	11-05-32	175,000	147,183
Barclays Commercial Mortgage Trust
Series 2019-C5, Class A2	3.043	11-15-52	55,405	54,182
BBCMS Mortgage Trust
Series 2020-C6, Class A2	2.690	02-15-53	110,846	104,273
29	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2024-5C29, Class A3	5.208	09-15-57	63,000	$64,719
Series 2024-5C31, Class A3	5.609	12-15-57	66,000	68,845
Benchmark Mortgage Trust
Series 2019-B12, Class A2	3.001	08-15-52	87,328	86,281
Series 2024-V12, Class A3	5.738	12-15-57	220,000	230,251
BMO Mortgage Trust
Series 2024-5C8, Class A3 (H)	5.625	12-15-57	68,000	70,829
BRAVO Residential Funding Trust
Series 2023-NQM7, Class A2 (7.383% to 10-1-27, then 8.383% thereafter) (C)	7.383	09-25-63	440,265	445,677
BX Trust
Series 2019-OC11, Class A (C)	3.202	12-09-41	96,000	90,861
Series 2022-CLS, Class A (C)	5.760	10-13-27	221,000	222,535
CENT Trust
Series 2025-CITY, Class A (C)(H)	4.920	07-10-40	117,000	118,491
Citigroup Commercial Mortgage Trust
Series 2023-SMRT, Class A (C)(H)	5.820	10-12-40	177,000	182,174
COLT Mortgage Loan Trust
Series 2025-6, Class A1 (5.529% to 7-1-29, then 6.529% thereafter) (C)	5.529	08-25-70	98,679	99,404
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG)
Series 2018-COR3, Class XA IO	0.436	05-10-51	3,775,060	33,801
Cross Mortgage Trust
Series 2025-H8, Class A1 (C)(H)	5.003	11-25-70	114,000	114,000
Ellington Financial Mortgage Trust
Series 2022-4, Class A1 (5.900% to 12-1-26, then 6.900% thereafter) (C)	5.900	09-25-67	307,662	307,626
Series 2023-1, Class A1 (5.732% to 1-1-27, then 6.732% thereafter) (C)	5.732	02-25-68	320,641	320,196
Series 2025-INV4, Class A1 (C)	5.100	10-25-70	99,298	99,402
GCAT Trust
Series 2023-NQM2, Class A1 (5.837% to 1-1-27, then 6.837% thereafter) (C)	5.837	11-25-67	318,850	318,182
Series 2023-NQM3, Class A1 (6.889% to 9-1-27, then 7.889% thereafter) (C)	6.889	08-25-68	286,100	289,199
Series 2025-NQM5, Class A1 (C)(H)	4.981	08-25-70	110,139	110,034
GS Mortgage-Backed Securities Trust
Series 2023-CCM1, Class A1 (C)(H)	6.650	08-25-53	283,466	283,903
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (C)	0.350	05-19-37	1,937,609	30,131
Series 2007-4, Class ES IO	0.350	07-19-37	2,002,567	30,883
Series 2007-6, Class ES IO (C)	0.343	08-19-37	2,190,084	25,807
Hudson Yards Mortgage Trust
Series 2025-SPRL, Class A (C)(H)	5.467	01-13-40	200,000	207,058
Imperial Fund Mortgage Trust
Series 2023-NQM1, Class A1 (5.941% to 1-1-27, then 6.941% thereafter) (C)	5.941	02-25-68	293,053	292,749
JPMorgan Chase Commercial Mortgage Securities Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	30

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2020-NNN, Class AFX (C)	2.812	01-16-37	195,000	$174,529
Natixis Commercial Mortgage Securities Trust
Series 2018-ALXA, Class C (C)(H)	4.316	01-15-43	175,000	163,024
New Residential Mortgage Loan Trust
Series 2022-NQM4, Class A1 (5.000% to 6-1-26, then 6.000% thereafter) (C)	5.000	06-25-62	448,320	446,869
Series 2023-NQM1, Class A1A (6.864% to 9-1-27, then 7.864% thereafter) (C)	6.864	10-25-63	311,353	315,092
NXPT Commercial Mortgage Trust
Series 2024-STOR, Class A (C)(H)	4.312	11-05-41	115,000	113,780
OBX Trust
Series 2022-NQM7, Class A1 (5.110% to 8-1-26, then 6.110% thereafter) (C)	5.110	08-25-62	408,158	407,329
Series 2023-NQM5, Class A1A (6.567% to 6-1-27, then 7.567% thereafter) (C)	6.567	06-25-63	264,472	265,936
Series 2024-NQM11, Class A2 (6.128% to 7-1-28, then 7.079% thereafter) (C)	6.128	06-25-64	420,080	424,113
Series 2025-NQM18, Class A1 (C)(H)	5.057	09-25-65	99,381	99,358
Series 2025-NQM19, Class A1 (C)(H)	4.869	10-25-65	138,000	137,468
Series 2025-NQM20, Class A1 (C)(H)	5.021	10-25-65	142,000	141,993
ROCK Trust
Series 2024-CNTR, Class A (C)	5.388	11-13-41	375,000	384,869
Series 2024-CNTR, Class D (C)	7.109	11-13-41	234,000	244,621
Starwood Mortgage Residential Trust
Series 2022-4, Class A1 (5.192% to 6-1-26, then 6.192% thereafter) (C)	5.192	05-25-67	330,601	329,857
Towd Point Mortgage Trust
Series 2019-1, Class A1 (C)(H)	3.750	03-25-58	90,734	88,434
Series 2024-4, Class A1A (C)(H)	4.552	10-27-64	251,285	252,517
VDCM Commercial Mortgage Trust
Series 2025-AZ, Class A (C)(H)	5.061	07-13-44	137,000	138,522
Verus Securitization Trust
Series 2023-2, Class A1 (6.193% to 3-1-27, then 7.193% thereafter) (C)	6.193	03-25-68	261,560	261,876
Series 2023-5, Class A1 (6.476% to 6-1-27, then 7.476% thereafter) (C)	6.476	06-25-68	227,062	228,287
Series 2023-6, Class A1 (6.665% to 9-1-27, then 7.665% thereafter) (C)	6.665	09-25-68	292,243	295,262
Series 2023-8, Class A2 (6.664% to 12-1-27, then 7.664% thereafter) (C)	6.664	12-25-68	271,708	274,412
Series 2023-INV1, Class A1 (5.999% to 2-1-27, then 6.999% thereafter) (C)	5.999	02-25-68	1,188,062	1,187,333
Series 2024-1, Class A3 (6.118% to 1-1-28, then 7.118% thereafter) (C)	6.118	01-25-69	428,249	430,121
Wells Fargo Commercial Mortgage Trust
Series 2025-5C4, Class A3	5.673	05-15-58	135,000	141,189
Series 2025-5C6, Class A3	5.186	10-15-58	156,000	160,519
WHARF Commercial Mortgage Trust
Series 2025-DC, Class A (C)(H)	5.349	07-15-40	100,000	102,720
31	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency 1.6%				$2,362,264
Government National Mortgage Association
Series 2012-114, Class IO (B)	0.633	01-16-53	339,032	5,055
Series 2016-174, Class IO (B)	0.726	11-16-56	495,325	15,465
Series 2017-109, Class IO	0.202	04-16-57	566,720	5,874
Series 2017-124, Class IO (B)	0.625	01-16-59	611,138	21,336
Series 2017-135, Class IO	0.694	10-16-58	980,748	30,391
Series 2017-140, Class IO	0.485	02-16-59	537,233	13,951
Series 2017-20, Class IO (B)	0.490	12-16-58	1,128,006	23,365
Series 2017-22, Class IO (B)	0.772	12-16-57	324,869	11,834
Series 2017-46, Class IO (B)	0.648	11-16-57	902,250	33,869
Series 2017-61, Class IO (B)	0.688	05-16-59	391,531	13,636
Series 2017-74, Class IO (B)	0.394	09-16-58	1,063,855	17,133
Series 2018-114, Class IO (B)	0.591	04-16-60	591,709	23,444
Series 2018-158, Class IO (B)	0.797	05-16-61	1,173,238	70,442
Series 2018-35, Class IO	0.543	03-16-60	1,423,259	44,409
Series 2018-43, Class IO (B)	0.455	05-16-60	1,544,177	49,329
Series 2018-69, Class IO (B)	0.609	04-16-60	602,316	27,358
Series 2018-9, Class IO (B)	0.444	01-16-60	1,140,884	34,095
Series 2019-131, Class IO (B)	0.803	07-16-61	885,038	50,752
Series 2020-100, Class IO (B)	0.786	05-16-62	1,033,584	62,328
Series 2020-108, Class IO (B)	0.847	06-16-62	1,155,348	66,872
Series 2020-114, Class IO	0.798	09-16-62	2,401,021	126,224
Series 2020-118, Class IO (B)	0.884	06-16-62	1,782,513	112,089
Series 2020-119, Class IO (B)	0.608	08-16-62	989,283	45,876
Series 2020-120, Class IO (B)	0.758	05-16-62	541,476	31,806
Series 2020-137, Class IO (B)	0.798	09-16-62	2,846,288	165,178
Series 2020-150, Class IO	0.966	12-16-62	1,581,177	107,952
Series 2020-170, Class IO (B)	0.836	11-16-62	2,130,062	138,279
Series 2021-203, Class IO (B)	0.870	07-16-63	1,705,103	111,168
Series 2021-3, Class IO (B)	0.870	09-16-62	2,728,552	174,922
Series 2021-40, Class IO (B)	0.822	02-16-63	662,456	40,921
Series 2022-150, Class IO	0.822	06-16-64	248,531	14,185
Series 2022-17, Class IO (B)	0.802	06-16-64	1,436,209	82,104
Series 2022-181, Class IO	0.720	07-16-64	768,189	46,847
Series 2022-21, Class IO (B)	0.785	10-16-63	632,319	39,284
Series 2022-53, Class IO	0.707	06-16-64	2,379,338	108,951
Series 2023-197, Class IO (B)	1.241	09-16-65	506,860	42,680
Series 2024-179, Class XI IO (B)	0.831	12-16-66	1,885,192	135,470
Series 2025-126, Class IO	0.768	05-16-67	953,329	68,236

Series 2025-128, Class IO	0.926	09-16-67	1,826,570	149,154
Asset-backed securities 10.7% (6.6% of Total investments)				$15,609,998
(Cost $15,516,962)
Asset-backed securities 10.7%				15,609,998
ABPCI Direct Lending Fund I, Ltd.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	32

	Rate (%)	Maturity date	Par value^	Value
Asset-backed securities (continued)
Series 2020-1A, Class A (C)	3.199	12-29-30	59,121	$58,364
Aligned Data Centers Issuer LLC
Series 2023-2A, Class A2 (C)	6.500	11-16-48	164,000	166,715
Ally Auto Receivables Trust
Series 2022-3, Class A4	5.070	10-16-28	500,000	502,016
American Express Credit Account Master Trust
Series 2023-4, Class A	5.150	09-16-30	670,000	693,168
AMSR Trust
Series 2025-SFR1, Class A (C)	3.655	06-17-42	100,000	96,366
Aqua Finance Trust
Series 2021-A, Class A (C)	1.540	07-17-46	40,086	36,945
ARI Fleet Lease Trust
Series 2023-B, Class A2 (C)	6.050	07-15-32	169,693	171,020
Avis Budget Rental Car Funding AESOP LLC
Series 2023-1A, Class A (C)	5.250	04-20-29	580,000	591,647
Capital One Prime Auto Receivables Trust
Series 2025-1, Class A3 (F)	3.850	07-15-30	69,000	69,056
Carmax Auto Owner Trust
Series 2023-3, Class A4	5.260	02-15-29	100,000	101,604
CARS-DB7 LP
Series 2023-1A, Class A1 (C)	5.750	09-15-53	412,317	415,024
Chesapeake Funding II LLC
Series 2023-2A, Class A1 (C)	6.160	10-15-35	283,936	287,592
CLI Funding IX LLC
Series 2025-1A, Class A (C)	5.350	06-20-50	145,904	147,529
Compass Datacenters Issuer II LLC
Series 2024-1A, Class A1 (C)	5.250	02-25-49	160,000	161,220
Series 2025-1A, Class A1 (C)	5.316	05-25-50	136,000	138,052
Compass Datacenters Issuer III LLC
Series 2025-2A, Class A2 (C)	5.835	02-25-50	73,000	75,323
Concord Music Royalties LLC
Series 2025-2A, Class A (C)	5.785	07-20-75	128,000	129,834
Consolidated Communications LLC
Series 2025-1A, Class A2 (C)	6.000	05-20-55	166,000	169,599
ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A5 (I)	8.100	08-15-25	14,268	9,266
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class A2 (C)	4.300	04-20-48	262,000	258,505
Series 2024-2A, Class A2 (C)	4.500	05-20-49	243,000	239,166
DB Master Finance LLC
Series 2017-1A, Class A2II (C)	4.030	11-20-47	157,250	155,656
Series 2025-1A, Class A2I (C)	4.891	08-20-55	84,000	84,213
Series 2025-1A, Class A2II (C)	5.165	08-20-55	90,000	90,584
Dell Equipment Finance Trust
Series 2023-2, Class A3 (C)	5.650	01-22-29	145,259	145,713
Diamond Infrastructure Funding LLC
Series 2021-1A, Class C (C)	3.475	04-15-49	80,000	77,086
Domino’s Pizza Master Issuer LLC
Series 2025-1A, Class A2I (C)	4.930	07-25-55	97,000	97,747
Series 2025-1A, Class A2II (C)	5.217	07-25-55	112,000	113,264
33	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset-backed securities (continued)
Driven Brands Funding LLC
Series 2025-1A, Class A2 (C)	5.296	10-20-55	123,000	$122,306
Ford Credit Auto Lease Trust
Series 2023-B, Class A4	5.870	01-15-27	126,369	126,503
Ford Credit Auto Owner Trust
Series 2022-D, Class A3	5.270	05-17-27	119,369	119,777
Series 2023-2, Class A (C)	5.280	02-15-36	512,000	528,067
Frontier Issuer LLC
Series 2024-1, Class C (C)	11.160	06-20-54	81,000	90,314
GM Financial Consumer Automobile Receivables Trust
Series 2023-1, Class A4	4.590	07-17-28	290,000	291,248
Series 2025-4, Class A3 (F)	3.840	02-18-31	64,000	63,896
GM Financial Revolving Receivables Trust
Series 2024-1, Class A (C)	4.980	12-11-36	127,000	130,465
GMF Floorplan Owner Revolving Trust
Series 2023-2, Class A (C)	5.340	06-15-30	675,000	696,468
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 (C)	3.208	01-22-29	90,002	89,446
Series 2021-1A, Class A2 (C)	2.773	04-20-29	134,803	133,567
HI-FI Music IP Issuer LP
Series 2022-1A, Class A2 (C)	3.939	02-01-62	245,000	241,567
Hotwire Funding LLC
Series 2023-1A, Class A2 (C)	5.687	05-20-53	700,000	705,964
Series 2024-1A, Class A2 (C)	5.893	06-20-54	51,000	51,784
Invitation Homes Trust
Series 2024-SFR1, Class A (C)	4.000	09-17-41	244,581	240,670
Jersey Mike’s Funding LLC
Series 2024-1A, Class A2 (C)	5.636	02-15-55	113,430	115,159
Series 2025-1A, Class A2 (C)	5.610	08-16-55	183,000	186,243
Lyra Music Assets LP
Series 2025-1A, Class A2 (C)	5.604	09-20-65	116,000	117,273
Mercedes-Benz Auto Receivables Trust
Series 2022-1, Class A4	5.250	02-15-29	500,000	505,208
Series 2023-1, Class A4	4.310	04-16-29	290,000	290,691
MetroNet Infrastructure Issuer LLC
Series 2025-2A, Class A2 (C)	5.400	08-20-55	160,000	161,895
MVW LLC
Series 2020-1A, Class D (C)	7.140	10-20-37	385,520	386,135
Neighborly Issuer LLC
Series 2021-1A, Class A2 (C)	3.584	04-30-51	454,580	432,880
Series 2022-1A, Class A2 (C)	3.695	01-30-52	205,013	192,768
New Economy Assets - Phase 1 Sponsor LLC
Series 2021-1, Class B1 (C)	2.410	10-20-61	162,000	103,802
NRZ Excess Spread-Collateralized Notes
Series 2021-FHT1, Class A (C)	3.104	07-25-26	25,995	25,604
PFS Financing Corp.
Series 2023-B, Class A (C)	5.270	05-15-28	335,000	336,694
Progress Residential Trust
Series 2025-SFR1, Class A (C)	3.400	02-17-42	160,560	153,826
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	34

	Rate (%)	Maturity date	Par value^	Value
Asset-backed securities (continued)
Series 2025-SFR2, Class A (C)	3.305	04-17-42	108,767	$103,413
Series 2025-SFR5, Class A (C)	3.850	10-17-42	138,000	133,591
Retained Vantage Data Centers Issuer LLC
Series 2023-1A, Class A2A (C)	5.000	09-15-48	149,000	149,051
Scalelogix ABS Issuer LLC
Series 2025-1A, Class A2 (C)	5.673	07-25-55	139,000	137,572
SERVPRO Master Issuer LLC
Series 2024-1A, Class A2 (C)	6.174	01-25-54	102,180	105,494
Sesac Finance LLC
Series 2025-1, Class A2 (C)	5.500	07-25-55	156,000	155,589
SMB Private Education Loan Trust
Series 2024-A, Class A1A (C)	5.240	03-15-56	199,885	202,847
Series 2024-E, Class A1A (C)	5.090	10-16-56	148,858	153,414
Sonic Capital LLC
Series 2020-1A, Class A2I (C)	3.845	01-20-50	300,622	296,250
Subway Funding LLC
Series 2024-1A, Class A2I (C)	6.028	07-30-54	111,870	113,220
Series 2024-1A, Class A2II (C)	6.268	07-30-54	99,990	102,220
Series 2024-3A, Class A23 (C)	5.914	07-30-54	241,560	239,816
Sunbird Engine Finance LLC
Series 2020-1A, Class A (C)	3.671	02-15-45	105,210	103,412
Switch ABS Issuer LLC
Series 2024-2A, Class A2 (C)	5.436	06-25-54	370,000	371,349
Series 2025-1A, Class A2 (C)	5.036	03-25-55	238,000	236,454
Series 2025-2A, Class A21 (C)	5.121	10-25-55	142,000	142,131
Taco Bell Funding LLC
Series 2025-1A, Class A2I (C)	4.821	08-25-55	152,000	151,241
Series 2025-1A, Class A2II (C)	5.049	08-25-55	145,000	144,677
Uniti Fiber Issuer LLC
Series 2025-1A, Class A2 (C)	5.877	04-20-55	93,000	95,194
Series 2025-2A, Class A2 (C)	5.177	01-20-56	93,000	93,310
Wheels Fleet Lease Funding 1 LLC
Series 2025-3A, Class A1 (C)	4.080	09-18-40	100,000	100,031
Willis Engine Structured Trust V
Series 2020-A, Class A (C)	3.228	03-15-45	87,831	84,512
Wingstop Funding LLC
Series 2024-1A, Class A2 (C)	5.858	12-05-54	104,000	107,093
Zayo Issuer LLC
Series 2025-1A, Class A2 (C)	5.648	03-20-55	163,000	165,623

	Shares	Value
Common stocks 0.0% (0.0% of Total investments)		$18,570
(Cost $188,241)
Energy 0.0%		18,570
Oil, gas and consumable fuels 0.0%

Altera Infrastructure LP (J)	743	18,570
35	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Preferred securities 0.3% (0.2% of Total investments)		$354,868
(Cost $394,505)
Communication services 0.1%		117,316
Wireless telecommunication services 0.1%
Telephone & Data Systems, Inc., 6.625% (B)	5,825	117,316
Financials 0.2%		237,552
Banks 0.2%
Wells Fargo & Company, 7.500%	192	237,552

	Yield (%)	Shares	Value
Short-term investments 3.6% (2.2% of Total investments)			$5,235,263
(Cost $5,235,080)
Short-term funds 3.6%			5,235,263
John Hancock Collateral Trust (K)	3.9239(L)	523,327	5,235,263

Total investments (Cost $237,550,680) 163.2%	$236,631,611
Other assets and liabilities, net (63.2%)	(91,643,446)
Total net assets 100.0%	$144,988,165

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
SOFR	Secured Overnight Financing Rate
(A)	All or a portion of this security is on loan as of 10-31-25, and is a component of the fund’s leverage under the Liquidity Agreement. The value of securities on loan amounted to $11,022,926.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 10-31-25 was $111,336,263.
(C)	This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $59,706,593 or 41.2% of the fund’s net assets as of 10-31-25.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Security purchased or sold on a when-issued or delayed delivery basis.
(G)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(I)	The security has matured but proceeds have not been received.
(J)	Non-income producing security.
(K)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	36

(L)	The rate shown is the annualized seven-day yield as of 10-31-25.
At 10-31-25, the aggregate cost of investments for federal income tax purposes was $238,136,891. Net unrealized depreciation aggregated to $1,505,280, of which $4,036,426 related to gross unrealized appreciation and $5,541,706 related to gross unrealized depreciation.
37	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-25

Assets
Unaffiliated investments, at value (Cost $232,315,600)	$231,396,348
Affiliated investments, at value (Cost $5,235,080)	5,235,263
Total investments, at value (Cost $237,550,680)	236,631,611
Dividends and interest receivable	2,086,477
Receivable for investments sold	52,137
Other assets	12,693
Total assets	238,782,918
Liabilities
Liquidity agreement	91,300,000
Payable for investments purchased	1,621,340
Payable for delayed-delivery securities purchased	397,678
Interest payable	376,385
Payable to affiliates
Accounting and legal services fees	4,932
Other liabilities and accrued expenses	94,418
Total liabilities	93,794,753
Net assets	$144,988,165
Net assets consist of
Paid-in capital	$175,067,707
Total distributable earnings (loss)	(30,079,542)
Net assets	$144,988,165

Net asset value per share
Based on 11,646,585 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$12.45
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	38

STATEMENT OF OPERATIONS For the year ended 10-31-25

Investment income
Interest	$12,379,356
Dividends from affiliated investments	91,788
Dividends	63,818
Total investment income	12,534,962
Expenses
Investment management fees	1,276,873
Interest expense	4,663,960
Accounting and legal services fees	27,147
Transfer agent fees	58,356
Trustees’ fees	49,878
Custodian fees	29,350
Printing and postage	28,412
Professional fees	76,504
Stock exchange listing fees	23,735
Other	15,875
Total expenses	6,250,090
Less expense reductions	(20,947)
Net expenses	6,229,143
Net investment income	6,305,819
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(1,017,383)
Affiliated investments	473
Swap contracts	(1,031,134)
(2,048,044)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	5,746,573
Affiliated investments	32
Swap contracts	1,081,575
6,828,180
Net realized and unrealized gain	4,780,136
Increase in net assets from operations	$11,085,955
39	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-25	Year ended 10-31-24
Increase (decrease) in net assets
From operations
Net investment income	$6,305,819	$5,043,346
Net realized loss	(2,048,044)	(1,656,618)
Change in net unrealized appreciation (depreciation)	6,828,180	15,524,510
Increase in net assets resulting from operations	11,085,955	18,911,238
Distributions to shareholders
From earnings	(7,210,402)	(5,430,804)
Total distributions	(7,210,402)	(5,430,804)
Total increase	3,875,553	13,480,434
Net assets
Beginning of year	141,112,612	127,632,178
End of year	$144,988,165	$141,112,612
Share activity
Shares outstanding
Beginning of year	11,646,585	11,646,585
End of year	11,646,585	11,646,585
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	40

STATEMENT OF CASH FLOWS For the year ended 10-31-25

Cash flows from operating activities
Net increase in net assets from operations	$11,085,955
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(113,692,487)
Long-term investments sold	111,946,298
Net purchases and sales of short-term investments	1,448,864
Net amortization (accretion) of premium (discount)	701,631
(Increase) Decrease in assets:
Receivable for centrally cleared swaps	684,743
Dividends and interest receivable	(192,450)
Other assets	5,113
Increase (Decrease) in liabilities:
Interest payable	(58,380)
Payable to affiliates	(2,134)
Other liabilities and accrued expenses	(8,893)
Net change in unrealized (appreciation) depreciation on:
Investments	(5,746,605)
Net realized (gain) loss on:
Investments	1,021,272
Net cash provided by operating activities	$7,192,927
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(7,210,402)
Net cash used in financing activities	$(7,210,402)
Net decrease in cash	$(17,475)
Cash at beginning of year	$17,475
Cash at end of year	—
Supplemental disclosure of cash flow information:
Cash paid for interest	$(4,722,340)
41	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	10-31-25	10-31-24	10-31-23	10-31-22	10-31-21
Per share operating performance
Net asset value, beginning of period	$12.12	$10.96	$11.35	$15.90	$15.95
Net investment income[1]	0.54	0.43	0.37	0.56	0.71
Net realized and unrealized gain (loss) on investments	0.41	1.20	(0.35)	(4.19)	0.12
Total from investment operations	0.95	1.63	0.02	(3.63)	0.83
Less distributions
From net investment income	(0.62)	(0.47)	(0.41)	(0.70)	(0.84)
From net realized gain	—	—	—	(0.22)	(0.04)
Total distributions	(0.62)	(0.47)	(0.41)	(0.92)	(0.88)
Net asset value, end of period	$12.45	$12.12	$10.96	$11.35	$15.90
Per share market value, end of period	$11.54	$11.40	$9.80	$10.48	$15.46
Total return at net asset value (%)[2,3]	8.40	15.30	0.35	(23.60)	5.36
Total return at market value (%)[2]	6.82	21.28	(2.82)	(27.45)	5.83
Ratios and supplemental data
Net assets, end of period (in millions)	$145	$141	$128	$132	$185
Ratios (as a percentage of average net assets):
Expenses before reductions	4.42	5.07	4.90	2.10	1.30
Expenses including reductions[4]	4.41	5.06	4.89	2.08	1.29
Net investment income	4.46	3.61	3.12	4.13	4.42
Portfolio turnover (%)	49	72	148	101	60
Senior securities
Total debt outstanding end of period (in millions)	$91	$91	$91	$91	$91
Asset coverage per $1,000 of debt[5]	$2,588	$2,546	$2,398	$2,448	$3,028

[1]	Based on average daily shares outstanding.
[2]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Expenses including reductions excluding interest expense were 1.11%, 1.10%, 1.17%, 1.01% and 0.94% for the periods ended 10-31-25, 10-31-24, 10-31-23, 10-30-22 and 10-31-21, respectively.
[5]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	42

Notes to financial statements
Note 1—Organization
John Hancock Income Securities Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology
43	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2025, by major security category or type:
	Total value at 10-31-25	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$94,677,506	—	$94,677,506	—
Corporate bonds	105,098,043	—	105,098,043	—
Municipal bonds	130,296	—	130,296	—
Term loans	717,420	—	717,420	—
Collateralized mortgage obligations	14,789,647	—	14,789,647	—
Asset-backed securities	15,609,998	—	15,609,998	—
Common stocks	18,570	—	18,570	—
Preferred securities	354,868	$354,868	—	—
Short-term investments	5,235,263	5,235,263	—	—
Total investments in securities	$236,631,611	$5,590,131	$231,041,480	—
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2025, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
When-issued/delayed-delivery securities. The fund may purchase or sell securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues on debt securities until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Mortgage and asset-backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	44

its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.  The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g., FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
45	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

For federal income tax purposes, as of October 31, 2025, the fund has a short-term capital loss carryforward of $6,978,270 and a long-term capital loss carryforward of $22,466,513 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2025, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2025 and 2024 was as follows:
	October 31, 2025	October 31, 2024
Ordinary income	$7,210,402	$5,430,804
As of October 31, 2025, the components of distributable earnings on a tax basis consisted of $870,521 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences at fiscal year end. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	46

the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended October 31, 2025, the fund used interest rate swap contracts to manage against changes in the liquidity agreement interest rates. The fund held interest rate swaps with total USD notional amounts ranging up to $50.0 million, as measured at each quarter end. There were no open interest rate swap contracts as of October 31, 2025.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2025:
Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts
Interest rate	$(1,031,134)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2025:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	$1,081,575
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
47	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of (a) 0.650% of the ﬁrst $150 million of the fund’s average daily managed assets (net assets plus borrowings under the Liquidity Agreement (LA) (see Note 8), (b) 0.375% of the next $50 million of the fund’s average daily managed assets, (c) 0.350% of the next $100 million of the fund’s average daily managed assets and (d) 0.300% of the fund’s average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an afﬁliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2025, this waiver amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $20,947 for the year ended October 31, 2025.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2025, were equivalent to a net annual effective rate of 0.54% of the fund’s average daily managed assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended October 31, 2025, amounted to an annual rate of 0.01% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2025 and December 31, 2025, up to 10% of its outstanding common shares as of December 31, 2024. The share repurchase plan will remain in effect between January 1, 2025 and December 31, 2025.
During the years ended October 31, 2025 and 2024, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Note 7—Leverage risk
The fund utilizes the LA to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	48

creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 8—Liquidity Agreement
The fund has entered into a LA with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $91.3 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at October 31, 2025 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit. As of October 31, 2025, the LA balance of $91,300,000 was comprised of $79,841,662 from the line of credit and $11,458,338 cash received by SSB from securities lending or Reverse Repo transactions.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
49	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

Interest charged is at the rate of overnight bank funding rate (OBFR) plus 0.700% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of October 31, 2025, the fund had an aggregate balance of $91,300,000 at an interest rate of 4.57%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the year ended October 31, 2025, the average balance of the LA and the effective average interest rate were $91,300,000 and 5.11%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Note 9—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $67,467,721 and $59,231,665, respectively, for the year ended October 31, 2025. Purchases and sales of U.S. Treasury obligations aggregated $47,215,748 and $52,009,195, respectively, for the year ended October 31, 2025.
Note 10—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 11—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	523,327	$6,683,622	$42,553,197	$(44,002,061)	$473	$32	$91,788	—	$5,235,263
Note 12—Segment reporting
The management committee of the Advisor acts as the fund’s chief operating decision maker (the CODM), assessing performance and making decisions about resource allocation. The fund represents a single operating segment, as the CODM monitors and assesses the operating results of the fund as a whole, and the fund’s long-term strategic asset allocation is managed in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the portfolio management team of the fund’s subadvisor. Segment assets are reflected in the Statement of assets and liabilities as “Total assets”, which consists primarily of total investments at value. The financial information, including the measurement of profit and loss and significant expenses, provided to and reviewed by the CODM is consistent with that presented within the Statement of operations, which includes “Increase (decrease) in net assets from operations”, Statements of changes in net assets, which includes “Increase (decrease) in net assets from fund share transactions”, and Financial highlights, which includes total return and income and expense ratios.
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	50

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Income Securities Trust (the “Fund”) as of October 31, 2025, the related statements of operations and cash flows for the year ended October 31, 2025, the statements of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2025
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
51	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2025.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2025 Form 1099-DIV in early 2026. This will reflect the tax character of all distributions paid in calendar year 2025.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	52

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s investment objective is to generate a high level of current income consistent with prudent investment risk.
Principal Investment Strategies
Under normal circumstances the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in income securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. Not more than 20% of the Fund’s total assets will consist of such preferred securities and common stocks believed by the Fund to provide a sufficiently high yield to attain the Fund’s investment objective. Income securities will consist of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper.
The Fund will invest at least 75% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (Moody’s) or “BBB” by Standard & Poor’s Global Ratings Inc. (S&P)), or in unrated securities determined by the Fund’s investment advisor or subadvisor to be of comparable credit quality. The Fund can invest up to 25% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, below investment grade (junk bonds) (i.e., rated “Ba” or lower by Moody’s or “BB” or lower by S&P), or in unrated securities determined by the Fund’s advisor or subadvisor to be of comparable quality.
Although the Fund will focus on securities of U.S. issuers, the Fund may invest in securities of corporate and governmental issuers located outside the United States that are payable in U.S. dollars, including emerging markets. The Fund may also invest in mortgage-backed and asset-backed securities, including collateralized mortgage obligations. In addition, the Fund may invest in repurchase agreements.
The Fund may also invest in derivatives such as swaps and reverse repurchase agreements. The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage or for temporary purposes. The Fund utilizes a liquidity agreement to increase its assets available for investments, and may also seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. The Fund may also invest up to 20% of its total assets in illiquid securities.
The manager may consider environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
53	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Emerging Markets risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments.  In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation. Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	54

investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: swaps and reverse repurchase agreements. Swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 7 —Leverage risk” above.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
55	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the year ended October 31, 2025, distributions from net investment income totaling $0.6191 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
December 31, 2024	$0.2017
March 31, 2025	0.1318
June 30, 2025	0.1435
September 30, 2025	0.1421
Total	$0.6191
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	56

trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
57	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Income Securities Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2025 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the meeting held on May 27-May 29, 2025. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 23-26, 2025, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
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Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity risk management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
59	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one- and ten-year periods ended December 31, 2024, underperformed for the three-year period, and performed in-line for the five-year period. The Board also noted that, based on its net asset value, the fund underperformed its peer group median for the one-, three-, five- and ten-year periods ended December 31, 2024.  The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index for the three-year period and to its peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board  took into account the fund’s favorable performance relative to its benchmark index for the one- and ten-year periods. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
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The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.
The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
61	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	62

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
63	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	179
Trustee and Chairperson of the Board
Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
William K. Bacic,[4] Born: 1956	2024	172
Trustee
Director, Audit Committee Chairman, and Risk Committee Member, DWS USA Corp. (formerly, Deutsche Asset Management) (2018-2024); Senior Partner, Deloitte & Touche LLP (1978-retired 2017, including prior positions), specializing in the investment management industry. Trustee of various trusts within the John Hancock Fund Complex (since 2024).
James R. Boyle, Born: 1959	2015	172
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022); Board Member, Mutual of Omaha Investor Services, Inc. (since 2022); Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022); Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[4] Born: 1944	2005	176
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Chairman of the Board, Nuclein (since 2020); Director, Southwest Airlines (2000-2024). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	179
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield, Born: 1968	2022	172
Trustee
Senior Vice-President, TKO Group (a premier sports and live entertainment company) (since 2025); Vice President, Netflix, Inc. (2019-2024); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Christine L. Hurtsellers,[2] Born: 1963	2025	172
Trustee
Director, Investment Committee Chair, Chariot Re (since 2025); Board Counselor, UNICEF USA (since 2018); Board Counselor, The Carter Center (since 2010); Voya Financial, Inc., Chief Executive Officer, Voya Investment Management (2016-2024), Chief Investment Officer, Fixed Income (2009-2016); Board Governor, Investment Company Institute (2019-2024); Director, Pomona Capital, (2018-2024); Former Member, US Treasury Borrowing Advisory Committee, (2014-2022). Trustee of various trusts within the John Hancock Fund Complex (since 2025).
Deborah C. Jackson, Born: 1952	2008	175
Trustee
President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee (since 2008) and Vice Chairperson of the Board (since 2025) of various trusts within the John Hancock Fund Complex.
Noni Ellison McKee, Born: 1971	2022	172
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023), Board Member, Congressional Black Caucus Foundation (since 2024). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
65	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Kenneth J. Phelan,[2] Born: 1959	2025	172
Trustee
Director, Audit, Finance & Social Responsibility Committees member, Adtalem Global Education Inc. (since 2020); Director, Risk Oversight Chair, Executive, Human Resources & Compensation Committees member, Huntington Bancshares Incorporated (since 2019); Senior Advisor, Oliver Wyman, Inc. (since 2019); Chief Risk Officer, U.S. Department of the Treasury (2014-2019). Trustee of various trusts within the John Hancock Fund Complex (since 2025).
Frances G. Rathke,[4] Born: 1960	2020	172
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Thomas R. Wright, Born: 1961	2024	172
Trustee
Chief Operating Officer, JMP Securities (2020-2023); Director of Equities, JMP Securities (2013-2023); Executive Committee Member, JMP Group (2013-2023); Global Head of Trading, Sanford C. Bernstein & Co. (2004-2012); and Head of European Equity Trading and Salestrading, Merrill, Lynch & Co (2003-2004); Head of US Equity Cash Trading and Salestrading, Merrill Lynch & Co (1998-2002). Trustee of various trusts within the John Hancock Fund Complex (since 2024).

Non-Independent Trustees[5]
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	176
Non-Independent Trustee
Global Head of Institutional for Manulife (since 2025); Global Head of Retail for Manulife (2022-2025); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	66

Non-Independent Trustees[5] (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Kristie M. Feinberg,[3] Born: 1975	2023	172
Non-Independent Trustee and President (Chief Executive Officer and Principal Executive Officer)
Head of Retail, Manulife Investment Management (since 2025); Head of Wealth & Asset Management, U.S. and Europe, for John Hancock and Manulife (2023–2025); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021–2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019–2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001–2019, including prior positions); President (Chief Executive Officer and Principal Executive Officer) of various trusts within the John Hancock Fund Complex (since 2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2025).

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Fernando A. Silva, Born: 1977	2024
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Director, Fund Administration and Assistant Treasurer, John Hancock Funds (2016-2020); Assistant Treasurer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Assistant Vice President, John Hancock Life & Health Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (since 2021); Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of various trusts within the John Hancock Fund Complex (since 2024).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
67	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered and the Statement of Additional Information has not been updated since the Fund’s last public offering, therefore the information contained in the Statement of Additional Information may be outdated.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Serves as Trustee effective November 12, 2025.
[3]	Serves as Non-Independent Trustee effective June 30, 2025.
[4]	Member of the Audit Committee.
[5]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	68

More information
Trustees
Hassell H. McClellan, Chairperson
Deborah C. Jackson, Vice Chairperson
Andrew G. Arnott†
William K. Bacic*
James R. Boyle
William H. Cunningham*
Noni Ellison McKee
Kristie M. Feinberg†,§
Grace K. Fey
Dean C. Garfield
Christine L. Hurtsellers#
Kenneth  J. Phelan#
Frances G. Rathke*
Thomas R. Wright
Officers
Kristie M. Feinberg
President (Chief Executive Officer and Principal Executive Officer)
Fernando A. Silva
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Spencer Godfrey, CFA
Howard C. Greene, CFA‡
Connor Minnaar, CFA
Pranay Sonalkar, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: JHS

† Non-Independent Trustee
# Serves as Trustee effective November 12, 2025.
* Member of the Audit Committee
§ Serves as Non-Independent Trustee effective as of June 30, 2025.
‡ Effective December 31, 2027, Howard C. Greene will no longer serve as a portfolio manager of  the fund.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
69	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

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Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
MF4946790	P6A 10/25
12/25

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2025, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke and William K. Bacic are audit committee financial experts and are "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $58,294 and $58,248 for the fiscal years ended October 31, 2025 and October 31, 2024, respectively. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews and and a software licensing fee. Amounts billed to the registrant were $12 and $0 for fiscal years ended October 31, 2025 and October 31, 2024, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to $4,382 and $4,382 for the fiscal years ended October 31, 2025 and October 31, 2024, respectively. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

Other fees amounted to $0 and $369 for the fiscal years ended October 31, 2025 and October 31, 2024, respectively. The nature of the services comprising all other fees is advisory services provided to the investment manager. These fees were approved by the registrant's audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit- related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

Audit-Related Fees, Tax Fees and All Other Fees

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended October 31, 2025, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $758,398 for the fiscal year ended October 31, 2025 and $1,027,920 for the fiscal year ended October 31, 2024.

 (h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson

William H. Cunningham

William K. Bacic

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Refer to information included in Item 1.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures".

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the Manulife Investment Management (US) LLC (“Manulife IM (US)”) portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. The information provided is as of the filing date of this N-CSR.

Jeffrey N. Given, CFA

Senior Managing Director and Senior Portfolio Manager

Manulife Investment Management (US) LLC since 2012

Managing Director, Manulife Investment Management (US) LLC (2005–2012) Second Vice President, John Hancock Investment Management, LLC (1993–2005) Managed the Fund since 1999

Began business career in 1993

Spencer Godfrey, CFA

Associate Portfolio Manager

Manulife Investment Management (US) LLC since 2016

Managed the fund since 2025

Began business career in 2003

Howard C. Greene, CFA*

Senior Managing Director and Senior Portfolio Manager

Manulife Investment Management (US) LLC since 2005

Managed the Fund since 2005

Began business career in 1979

*Effective December 31, 2027, Howard C. Green is retiring.

Connor Minnaar, CFA

Senior Director and Associate Portfolio Manager

Manulife Investment Management (US) LLC since 2006

Managed fund since 2022

Began business career in 2002

Pranay Sonalkar, CFA

Portfolio Manager

Manulife Investment Management (US) LLC since 2014

Managed fund since 2021

Began business career in 2007

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2025. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

	Number of	Total		Total		Total
		Assets	Number of	Assets	Number of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Jeffrey N.	18	44,720	33	7,688	37	22,135
Given, CFA

Spencer	14	43,025	33	7,688	31	22,130
Godfrey, CFA

Howard C.	16	43,405	33	7,688	33	22,134
Greene, CFA

Connor	21	48,408	33	7,688	33	22,134
Minnaar, CFA

Pranay	16	43,405	33	7,688	33	22,134
Sonalkar
Minnaar, CFA

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: 0

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and short-and long-term incentives. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•Incentives. Only investment professionals are eligible to participate in the short- and long-term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe.

•Financial Performance: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to client assets under management, investment performance, and firm metrics.

•Manulife Equity Awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

•Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individuals as well as other Manulife Asset Management strategies.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2025, the value of shares beneficially owned by the portfolio managers of the Fund.

Range of
Beneficial
Ownership in
Portfolio Manager	the Fund
Jeffrey N. Given, CFA	$1 - $10,000

Spencer Godfrey, CFA	None

Howard C. Greene, CFA	$1 - $10,000

Connor Minnaar, CFA	None

Pranay Sonalkar, CFA	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

		Average	Total number of	Maximum number of
			shares purchased as	shares that may yet
	Total number of	price per	part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans*

Nov-24	-	-	-	1,164,659

Dec-24	-	-	-	1,164,659

Jan-25	-	-	-	1,164,659

Feb-25	-	-	-	1,164,659

Mar-25	-	-	-	1,164,659

Apr-25	-	-	-	1,164,659

May-25	-	-	-	1,164,659

Jun-25	-	-	-	1,164,659

Jul-25	-	-	-	1,164,659

Aug-25	-	-	-	1,164,659

Sep-25	-	-	-	1,164,659

Oct-25	-	-	-	1,164,659

Total	-	-

*On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2024. The current share repurchase plan will remain in effect between January 1, 2025 to December 31, 2025.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Kristie M. Feinberg
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Kristie M. Feinberg
President,
Principal Executive Officer
Date:	December 11, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President,
Principal Executive Officer
Date:	December 11, 2025
By:	/s/ Fernando A. Silva
---------------------------
Fernando A. Silva
Chief Financial Officer,
Principal Financial Officer
Date:	December 11, 2025